                        THE CYPRUS AMAX MINERALS COMPANY
                        --------------------------------
                             SAVINGS PLAN AND TRUST
                             ----------------------

                              FINANCIAL STATEMENTS
                              --------------------

                           DECEMBER 31, 1994 AND 1993
                           --------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS



June 28, 1995

To the Participants and Administrator of the Cyprus Amax Minerals Company Savings Plan and Trust

In our opinion, the accompanying statements of net assets available for benefits with Fund Information and the related statements of changes in net assets available for benefits with Fund Information present fairly, in all material respects, the financial status of the Cyprus Amax Minerals Company Savings Plan and Trust (the "Plan") at December 31, 1994 and 1993, and the changes in its financial status for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Plan's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

The Fund Information in the statements of net assets available for benefits and the statements of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and the changes in net assets available for benefits of each fund. The Fund Information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



Price Waterhouse LLP
Denver, Colorado

            THE CYPRUS AMAX MINERALS COMPANY SAVINGS PLAN AND TRUST
            -------------------------------------------------------
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
      --------------------------------------------------------------------

                               DECEMBER 31, 1994
                               -----------------

                                                                  FUND INFORMATION
                                           ---------------------------------------------------------------
                                                                                                   New
                                           Leveraged     Common                                    America
                                           ESOP          Stock        Participant   Prime          Growth
                                Total      Fund          Fund         Loans         Reserve Fund   Fund
                                -----      ---------     ------       -----------   ------------   -------
Assets
- - ------
Investments
  Common Stock
     Cyprus Amax Minerals    $165,833,341  $100,763,503  $65,069,838  $         -   $         -    $         -
     Amoco Corporation          3,868,007             -    3,868,007            -             -              -
  Mutual Funds                163,786,893             -            -            -    25,056,190     14,557,276
Participant Loans              12,096,694             -            -   12,096,694             -              -
Receivables
  Employer contributions        1,434,977     1,247,582      187,395            -             -              -
  Participant
   contributions and
     loan repayments            1,950,927             -      317,342     (460,241)      486,815        284,252
Cash and cash equivalents           2,646             -        2,646            -             -              -
                              -----------   -----------   ----------   ----------    ----------     ----------
    Total assets              348,973,485   102,011,085   69,445,228   11,636,453    25,543,005     14,841,528
                              -----------   -----------   ----------   ----------    ----------     ----------

Liabilities
- - -----------
Interest payable                1,014,431     1,014,431            -            -             -              -
Minimum age distributions
 payable to participants           16,556           210        1,480            -           343             46

Long-term debt                 86,218,387    86,218,387            -            -             -              -
                              -----------   -----------   ----------   ----------    ----------     ----------
    Total liabilities          87,249,374    87,233,028        1,480            -           343             46
                              -----------   -----------   ----------   ----------    ----------     ----------
Net assets available for
 benefits                    $261,724,111  $ 14,778,057  $69,443,748  $11,636,453   $25,542,662    $14,841,482
                              -----------   -----------   ----------   ----------    ----------     ----------

                                                            FUND INFORMATION
                                   --------------------------------------------------------------------
                                   Capital          Equity        International    Spectrum      Stable
                                   Appreciation     Index         Stock            Income        Value
                                   Fund             Fund          Fund             Fund          Fund
                                   ------------     ------        -------------    ---------     ------
Assets
- - ------
Investments
  Common Stock
     Cyprus Amax Minerals          $         -      $         -     $         -    $         -    $         -
     Amoco Corporation                       -                -               -              -              -
  Mutual Funds                      12,560,913       31,398,954      10,088,182     13,626,603     56,498,775
Participant Loans                            -                -               -              -              -
Receivables
  Employer contributions                     -                -               -              -              -
  Participant contributions and
     loan repayments                   180,298          322,512         166,879        229,466        423,604
Cash and cash equivalents                    -                -               -              -              -
                                    ----------       ----------      ----------     ----------     ----------
    Total assets                    12,741,211       31,721,466      10,255,061     13,856,069     56,922,379
                                    ----------       ----------      ----------     ----------     ----------

Liabilities
- - -----------
Interest payable                             -                -               -              -              -
Minimum age distributions
 payable to participants                   161            9,730              40            534          4,012

Long-term debt                               -                -               -              -              -
                                    ----------       ----------      ----------     ----------     ----------
    Total liabilities                      161            9,730              40            534          4,012
                                    ----------       ----------      ----------     ----------     ----------
Net assets available for benefits  $12,741,050      $31,711,736     $10,255,021    $13,855,535    $56,918,367
                                    ==========       ==========      ==========     ==========     ==========

The accompanying notes are an integral part of these financial statements.

            THE CYPRUS AMAX MINERALS COMPANY SAVINGS PLAN AND TRUST
           -------------------------------------------------------
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
      --------------------------------------------------------------------

                               DECEMBER 31, 1993
                               -----------------

                                                                  FUND INFORMATION
                                            -----------------------------------------------------------------
                                                                                                      New
                                            Leveraged     Common                                      America
                                            ESOP          Stock        Participant   Prime            Growth
                                Total       Fund          Fund         Loans         Reserve Fund     Fund
                                -----       ---------     ------       -----------   ------------     -------
Assets
- - ------
Investments
  Common Stock
     Cyprus Amax Minerals    $136,681,976   $104,558,602  $32,123,374  $        -    $         -      $        -
     Amoco Corporation          4,301,541              -    4,301,541           -              -               -
  Mutual Funds                 72,774,767              -            -           -     29,678,308       6,083,451
Participant Loans               7,604,696              -            -   7,604,696              -               -
Receivables
  Employer contributions        1,876,202      1,876,202            -           -              -               -
  Participant
   contributions and
     loan repayments            1,702,536              -      321,306    (319,933)       607,377         199,076
Cash and cash equivalents         102,061              -      102,061           -              -               -
                              -----------    -----------   ----------   ---------     ----------       ---------
    Total assets              225,043,779    106,434,804   36,848,282   7,284,763     30,285,685       6,282,527
                              -----------    -----------   ----------   ---------     ----------       ---------

Liabilities
- - -----------
Interest payable                1,432,622      1,432,622            -           -              -               -
Excess contributions
 refundable to
   participants                    78,860            123       20,756           -         16,244           7,349
Long-term debt                 88,161,282     88,161,282            -           -              -               -
                              -----------    -----------   ----------   ---------     ----------       ---------
    Total liabilities          89,672,764     89,594,027       20,756           -         16,244           7,349
                              -----------    -----------   ----------   ---------     ----------       ---------
Net assets available for
 benefits                    $135,371,015   $ 16,840,777  $36,827,526  $7,284,763    $30,269,441      $6,275,178
                              ===========    ===========   ==========   =========     ==========       =========

                                                                  FUND INFORMATION
                                          -------------------------------------------------------------------
                                          Capital          Equity        International   Spectrum      Stable
                                          Appreciation     Index         Stock           Income        Value
                                          Fund             Fund          Fund            Fund          Fund
                                          ------------     ------        -------------   ---------     ------
Assets
- - ------
Investments
  Common Stock
     Cyprus Amax Minerals                 $         -      $        -      $        -    $        -    $        -
     Amoco Corporation                              -               -               -             -             -
  Mutual Funds                             11,588,378       7,215,862       6,032,475     7,788,694     4,387,599
Participant Loans                                   -               -               -             -             -
Receivables
  Employer contributions                            -               -               -             -             -
  Participant contributions and
     loan repayments                          183,681         198,891         116,622       251,113       144,403
Cash and cash equivalents                           -               -               -             -             -
                                           ----------       ---------       ---------     ---------     ---------
    Total assets                           11,772,059       7,414,753       6,149,097     8,039,807     4,532,002
                                           ----------       ---------       ---------     ---------     ---------

Liabilities
- - -----------
Interest payable                                    -               -               -             -             -
Excess contributions
 refundable to participants                    10,593           5,216           6,876         7,876         3,827
Long-term debt                                      -               -               -             -             -
                                           ----------       ---------       ---------     ---------     ---------
    Total liabilities                          10,593           5,216           6,876         7,876         3,827
                                           ----------       ---------       ---------     ---------     ---------
Net assets available for benefits         $11,761,466      $7,409,537      $6,142,221    $8,031,931    $4,528,175
                                           ==========       =========       =========     =========     =========

The accompanying notes are an integral part of these financial statements.

            THE CYPRUS AMAX MINERALS COMPANY SAVINGS PLAN AND TRUST
            -------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
- - -------------------------------------------------------------------------------

                          YEAR ENDED DECEMBER 31, 1994
                          ----------------------------

                                                                      FUND INFORMATION
                                            ----------------------------------------------------------------------
                                                                                                           New
                                            Leveraged      Common                           Prime          America
                                            ESOP           Stock          Participant       Reserve        Growth
                             Total          Fund           Fund           Loans             Fund           Fund
                             -----          ---------      ------         -----------       -------        -------
Investment Income

  Interest and Dividends     $  9,057,580    $ 3,588,049    $ 1,343,415       $         -    $ 1,029,140    $   145,264
  Net realized gain (loss)
   on investments               3,748,816        857,316      2,483,244                 -              -        (12,098)
  Net change in unrealized
   appreciation
   (depreciation) in fair
   value of investments        (4,049,128)       320,435     (1,241,195)                -              -       (680,221)

Employer contributions          6,881,798      6,646,159        235,639                 -              -              -

Participant contributions
 and loan repayments           16,260,567              -      3,072,347        (3,653,321)     4,688,636      2,144,910

Transfer from Cyprus Amax
 Thrift Plan for Hourly
 Rated Employees               15,406,983              -      3,979,656         1,527,044              -        626,508

Transfer from Cyprus Amax
  Thrift Plan for Salaried
   Employees                  109,727,587              -     23,354,007         3,542,421         74,393      7,423,811

Transfer from Cyprus Amax
 Minerals ESOP                  7,930,689              -      7,930,689                 -              -              -

Transfer to Northshore         (7,006,768)             -     (2,161,690)         (353,133)    (1,444,791)      (407,989)

Transfers between Plan funds
 and loans                              -        (18,137)    (1,339,059)        4,138,375     (3,366,360)        33,379

Employee withdrawals
 Balances of Participant
  accounts withdrawn          (23,103,287)    (4,954,801)    (5,040,831)         (849,696)    (5,707,797)      (707,260)

Interest expense               (8,501,741)    (8,501,741)             -                 -              -              -
                              -----------     ----------     ----------        ----------     ----------     ----------
Net increase (decrease)       126,353,096     (2,062,720)    32,616,222         4,351,690     (4,726,779)     8,566,304

Net assets available for
 benefits:
Beginning of year             135,371,015     16,840,777     36,827,526         7,284,763     30,269,441      6,275,178
                              -----------     ----------     ----------        ----------     ----------     ----------
End of year                  $261,724,111    $14,778,057    $69,443,748       $11,636,453    $25,542,662    $14,841,482
                              ===========     ==========     ==========        ==========     ==========     ==========

                                                           FUND INFORMATION
                                -----------------------------------------------------------------

                                Capital        Equity        International   Spectrum      Stable
                                Appreciation   Index         Stock           Income        Value
                                Fund           Fund          Fund            Fund          Fund
                                ------------   ------        -------------   --------      ------
Investment Income

  Interest and Dividends        $   917,533    $   366,071   $   475,340     $   602,427   $   590,341
  Net realized gain (loss)
   on investments                   264,497         68,000       256,482        (168,625)            -
  Net change in unrealized
   appreciation
   (depreciation) in fair
   value of investments            (744,048)      (253,871)     (851,586)       (598,642)            -

Employer contributions                    -              -             -               -             -

Participant contributions
 and loan repayments              1,684,802      2,272,339     1,428,074       2,271,499     2,351,281

Transfer from Cyprus Amax
Thrift Plan for Hourly
 Rated Employees                          -      2,372,978             -         203,188     6,697,609




Transfer from Cyprus Amax
  Thrift Plan for Salaried
  Employees                         958,113     21,530,906     2,324,065       6,299,522    44,220,349

Transfer from Cyprus Amax
 Minerals ESOP                            -              -             -               -             -

Transfer to Northshore             (515,669)      (458,509)     (466,870)       (794,664)     (403,453)

Transfers between Plan funds
 and loans                         (242,246)      (488,648)    1,747,922        (969,810)      504,584

Employee withdrawals
 Balances of Participant
  accounts withdrawn             (1,343,398)    (1,107,067)     (800,627)     (1,021,291)   (1,570,519)

Interest expense                          -              -             -               -             -
                                 ----------     ----------    ----------      ----------    ----------
Net increase (decrease)             979,584     24,302,199     4,112,800       5,823,604    52,390,192

Net assets available for
 benefits:
 Beginning of year               11,761,466      7,409,537     6,142,221       8,031,931     4,528,175
                                 ----------     ----------    ----------      ----------    ----------
 End of year                    $12,741,050    $31,711,736   $10,255,021     $13,855,535   $56,918,367
                                 ==========     ==========    ==========      ==========    ==========

The accompanying notes are an integral part of these financial statements.

            THE CYPRUS AMAX MINERALS COMPANY SAVINGS PLAN AND TRUST
            -------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
- - -------------------------------------------------------------------------------

                         YEAR ENDED DECEMBER 31, 1993
                         ----------------------------

                                                                  FUND INFORMATION
                                             ---------------------------------------------------------------------
                                             Leveraged     Common          Money          CIGNA           Fidelity
                                             ESOP          Stock           Market         GIC             Magellan
                             Total           Fund          Fund            Fund           Fund            Fund
                             -----           ---------     ------          ------         -----           --------
Investment Income

  Interest and dividends     $  7,262,361   $  3,283,198   $ 1,198,110     $          2   $          -    $          -
  Net realized gain on
   investments                  1,988,663        269,138     1,257,486                -              -               -
  Net change in unrealized
   appreciation
   (depreciation) in fair
   value of investments       (28,569,314)   (23,599,367)   (8,050,525)               -              -               -

Employer contributions          7,150,790      7,150,790             -                -              -               -

Participant contributions
 and loan repayments           15,185,653              -     2,753,802                -              -               -

Transfers from (to)
 successor trustee                      -              -             -      (14,583,442)   (26,088,187)    (15,983,702)

Transfers between Plan
 funds and loans                        -        (62,895)      473,671             (694)          (656)              -

Employee withdrawals
 Balances of Participant
   accounts withdrawn         (18,249,189)    (2,335,134)   (4,900,535)               -              -               -

Interest expense               (8,677,278)    (8,677,278)            -                -              -               -

Administrative expenses            (6,255)             -        (6,255)               -              -               -
                              -----------    -----------    ----------      -----------    -----------     -----------
 Net increase (decrease)      (23,914,569)   (23,971,548)   (7,274,246)     (14,584,134)   (26,088,843)    (15,983,702)

Net assets available for
 benefits:
 Beginning of year            159,285,584     40,812,325    44,101,772       14,584,134     26,088,843      15,983,702
                              -----------    -----------    ----------      -----------    -----------     -----------
 End of year                 $135,371,015   $ 16,840,777   $36,827,526     $          -   $          -    $          -
                              ===========    ===========    ==========      ===========    ===========     ===========

                                                              FUND INFORMATION
                               --------------------------------------------------------------------------------
                                                                            New
                               Fidelity                      Prime          America       Capital        Equity
                               Puritan        Participant    Reserve        Growth        Appreciation   Index
                               Fund           Loans          Fund           Fund          Fund           Fund
                               --------       -----------    -------        -------       ------------   ------
Investment Income

  Interest and dividends        $         -    $         -    $ 1,093,129    $  236,849    $   450,817    $  172,470
  Net realized gain on
   investments                            -              -              -        38,717        206,511        70,191
  Net change in unrealized
   appreciation
   (depreciation) in fair
   value of investments                  -              -              -       493,450        993,520       365,591

Employer contributions                   -              -              -             -              -             -

Participant contributions
 and loan repayments                     -     (2,920,759)     5,749,716     1,624,434      1,668,157     1,851,801

Transfers from (to)
 successor trustee              (9,852,618)             -     40,671,629     3,196,740     10,389,407     5,911,571

Transfers between Plan
 funds and loans                         -      4,568,264    (11,850,041)    1,072,498       (953,194)     (371,725)

Employee withdrawals
 Balances of Participant
   accounts withdrawn                    -       (697,714)    (6,383,274)     (468,641)    (1,257,428)     (670,331)

Interest expense                         -              -              -             -              -             -

Administrative expenses                  -              -              -             -              -             -
                                ----------     ----------     ----------     ---------     ----------     ---------
 Net increase (decrease)        (9,852,618)       949,791     29,281,159     6,194,047     11,497,790     7,329,568




Net assets available for
 benefits:
 Beginning of year               9,852,618      6,334,972        988,282        81,131        263,676        79,969
                                ----------     ----------     ----------     ---------     ----------     ---------
 End of year                   $         -    $ 7,284,763    $30,269,441    $6,275,178    $11,761,466    $7,409,537
                                ==========     ==========     ==========     =========     ==========     =========

                                           FUND INFORMATION
                                -------------------------------------
                                International    Spectrum      Stable
                                Stock            Income        Value
                                Fund             Fund          Fund
                                -------------    --------      ------
Investment Income

  Interest and dividends        $  140,046       $  513,105    $  174,635
  Net realized gain on
  investments                       98,080           48,540             -
  Net change in unrealized
   appreciation
   (depreciation) in fair
   value of investments          1,132,572           95,445             -

Employer contributions                   -                -             -

Participant contributions
 and loan repayments               854,037        2,299,895     1,304,570

Transfers from (to)
 successor trustee               2,397,555        3,941,047             -

Transfers between Plan
 funds and loans                 1,866,892        1,678,964     3,578,916

Employee withdrawals
 Balances of Participant
   accounts withdrawn             (407,809)        (598,377)     (529,946)

Interest expense                         -                -             -

Administrative expenses                  -                -             -
                                 ---------        ---------     ---------
 Net increase (decrease)         6,081,373        7,978,619     4,528,175

Net assets available for
 benefits:
 Beginning of year                  60,848           53,312             -
                                 ---------        ---------     ---------
 End of year                    $6,142,221       $8,031,931    $4,528,175
                                 =========        =========     =========

The accompanying notes are an integral part of these financial statements.

            THE CYPRUS AMAX MINERALS COMPANY SAVINGS PLAN AND TRUST
            -------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
- - -------------------------------------------------------------------------------

                          YEAR ENDED DECEMBER 31, 1992
                          ----------------------------

                                                                        FUND INFORMATION
                                                -------------------------------------------------------------------
                                                                            Money                          Fidelity
                                                Leveraged     Common        Market         CIGNA           Magellan
                               Total            ESOP Fund     Stock Fund    Fund           GIC Fund        Fund
                               -----            ---------     ----------    ------         --------        --------
Investment Income
 Interest and dividends        $ 10,966,954    $ 3,576,902    $ 1,533,146   $   702,878    $ 2,336,021     $ 2,129,262
 Net realized gain on
   investments                    6,117,269        551,127      4,348,345             -              -         703,620
 Net change in unrealized
  appreciation
  (depreciation)
  in fair value of
  investments                    41,170,975     35,627,845      7,717,380             -              -      (1,840,294)

Employer contributions            7,951,969      7,951,969              -             -              -               -

Participant contributions
 and loan repayments             16,155,804              -      4,261,441     2,765,564      5,765,156       3,279,024

Transfers to Luzenac
America Inc. Savings Plan        (5,939,418)      (835,139)    (5,007,386)            -           (159)              -

Transfers between Plan
 funds and loans                          -         (5,564)    (2,851,189)   (4,588,034)    (2,742,855)      1,292,670

Employee withdrawals and
 forfeitures
  Balances of Participant
    accounts withdrawn and
    forfeited                   (24,768,444)    (1,825,872)    (8,383,128)   (4,537,769)    (5,980,341)     (2,437,541)
    Add: Forfeitures
     remaining in Plan               29,106         29,106              -             -              -               -
                                -----------     ----------      ---------     ---------     ----------      ----------
    Amounts disbursed in
     settlement of
     withdrawals                (24,739,338)    (1,796,766)    (8,383,128)   (4,537,769)    (5,980,341)     (2,437,541)
                                -----------     ----------      ---------     ---------     ----------      ----------
Interest expense                 (8,894,804)    (8,894,804)             -             -              -               -
Administrative expenses             (57,637)             -        (57,637)            -              -               -
                                -----------     ----------      ---------     ---------     ----------      ----------
 Net increase (decrease)         42,731,774     36,175,570      1,560,972    (5,657,361)      (622,178)      3,126,741

Net assets available for
  benefits
  Beginning of year             116,553,810      4,636,755     42,540,800    20,241,495     26,711,021      12,856,961
                                -----------     ----------     ----------    ----------     ----------      ----------
  End of year                  $159,285,584    $40,812,325    $44,101,772   $14,584,134    $26,088,843     $15,983,702
                                ===========     ==========     ==========    ==========     ==========      ==========

                                                         FUND INFORMATION
                                          ------------------------------------------------
                                                                                   New
                                                                         Prime     America
                                          Fidelity        Participant    Reserve   Growth
                                          Puritan Fund    Loans          Fund      Fund
                                          ------------    -----------    -------   -------
Investment Income
 Interest and dividends                   $   688,745     $         -    $      -  $     -
 Net realized gain on
   investments                                514,177               -           -        -
 Net change in unrealized
  appreciation
  (depreciation)
  in fair value of
  investments                                (333,956)              -           -        -

Employer contributions                              -               -           -        -

Participant contributions
 and loan repayments                        1,130,557      (2,577,226)    992,352   81,131

Transfers to Luzenac
America Inc. Savings Plan                           -         (96,734)          -        -

Transfers between Plan
 funds and loans                            3,951,272       4,943,700           -        -

Employee withdrawals and
 forfeitures
  Balances of Participant
    accounts withdrawn and
    forfeited                             (1,058,965)       (540,758)     (4,070)       -
    Add: Forfeitures
     remaining in Plan                             -               -           -        -
                                           ---------       ---------     -------   ------
    Amounts disbursed in
     settlement of
     withdrawals                           (1,058,965)       (540,758)     (4,070)       -
                                            ---------       ---------     -------   ------
Interest expense                                    -               -           -        -
Administrative expenses                             -               -           -        -
                                            ---------       ---------     -------   ------
 Net increase (decrease)                    4,891,830       1,728,982     988,282   81,131

Net assets available for
 benefits
  Beginning of year                         4,960,788       4,605,990           -        -
                                            ---------       ---------     -------   ------
  End of year                             $ 9,852,618     $ 6,334,972    $988,282  $81,131
                                            =========       =========     =======   ======

                                                          FUND INFORMATION
                                           ----------------------------------------------
                                           Capital       Equity                  Spectrum
                                           Appreciation  Index    International  Income
                                           Fund          Fund     Stock Fund     Fund
                                           ------------  ------   -------------  --------
Investment Income                          $      -      $     -  $     -        $     -
 Interest and dividends
 Net realized gain on
   investments                                    -            -        -              -
 Net change in unrealized
  appreciation
  (depreciation)
  in fair value of
  investments                                     -            -        -              -

Employer contributions                            -            -        -              -

Participant contributions
 and loan repayments                        263,676       79,969   60,848         53,312

Transfers to Luzenac
America Inc. Savings Plan                         -            -        -              -

Transfers between Plan
  funds and loans                                 -            -        -              -

Employee withdrawals and
 forfeitures
  Balances of Participant
    accounts withdrawn and
    forfeited                                     -            -        -              -
    Add: Forfeitures
     remaining in Plan                            -            -        -              -
                                            -------       ------   ------         ------
    Amounts disbursed in
     settlement of
     withdrawals                                  -            -        -              -
                                            -------       ------   ------         ------
Interest expense                                  -            -        -              -
Administrative expenses                           -            -        -              -
                                            -------       ------   ------         ------
 Net increase (decrease)                    263,676       79,969   60,848         53,312

Net assets available for
 benefits
  Beginning of year                               -            -        -              -
                                            -------       ------   ------         ------
  End of year                              $263,676      $79,969  $60,848        $53,312
                                            =======       ======   ======         ======

The accompanying notes are an integral part of these financial statements.

            THE CYPRUS AMAX MINERALS COMPANY SAVINGS PLAN AND TRUST
            -------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


NOTE 1 - DESCRIPTION OF THE PLAN
- - --------------------------------

The following description of the Cyprus Amax Minerals Company Savings Plan and Trust (the "Plan" or the "Savings Plan") provides only general information. Refer to the Plan document for a more complete description of the Plan's provisions.

General
- - -------
Cyprus Minerals Company ("Cyprus") and AMAX Inc. merged in November 1993, forming Cyprus Amax Minerals Company ("Cyprus Amax" or the "Company"). Following the merger the name of the Savings Plan was changed from the Cyprus Minerals Company Savings Plan and Trust to the Cyprus Amax Minerals Company Savings Plan and Trust.

The Plan is a defined contribution plan maintained by Cyprus Amax for Cyprus Amax salaried and hourly non-represented employees ("Eligible Employees" or "Participants"). The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Plan Mergers
- - ------------
Effective April 1, 1994, the Cyprus Amax Minerals Company Thrift Plan for Hourly Rated Employees (the "Hourly Plan") was merged into the Plan. Net assets with a fair value of $15,406,983 were transferred from the Hourly Plan to the Savings Plan.

The Cyprus Amax Minerals Company Amended and Restated Employee Stock Ownership Plan ("ESOP") merged into the Plan effective December 1, 1994. The ESOP assets in the amount of $7,930,689 were transferred into the Savings Plan on this date.

Effective December 31, 1994, the Cyprus Amax Minerals Company Thrift Plan for Salaried Employees (the "Salaried Plan") was also merged into the Plan. The fair value of the assets transferred into the Plan was $109,727,587.

Leveraged ESOP
- - --------------
On February 8, 1990, the Plan was amended to include the features of a leveraged employee stock ownership plan ("Leveraged ESOP"). The Plan purchased 4,245,810 shares of Cyprus common stock from Cyprus in return for a 20-year $95 million promissory note bearing an interest rate of 9.75%. The shares are held as collateral under a pledge agreement and are released for allocation to Participant accounts as principal and interest payments are made. Under the amended Plan, shares released are used first to replace dividends earned on allocated shares, and the remainder are allocated to Participants' accounts as employer contributions (Note 8). Employer contributions to the Plan, along with dividends earned on both the allocated and unallocated shares, are used to fund the debt service on the note.

Administration
- - --------------
The Plan is administered by the Cyprus Amax Minerals Company Savings Plan Administrator (the "Plan Administrator"), a committee of three Cyprus Amax officers appointed by Cyprus Amax's Board of Directors. During 1994 and most of 1993, Plan administrative expenses were paid by Cyprus Amax. Prior to 1993, Plan administrative expenses were paid either by the Plan or by Cyprus. Administrative expenses paid by the Plan were generated from short-

                         -----------------------------

term interest and were made from the payment account which was included in the Common Stock Fund.

Enrollment
- - ----------
Eligible Employees can enroll in the Plan during any month of the year.

Contributions
- - -------------
Participants can make contributions of an amount up to sixteen percent of basic compensation within legal limits. Cyprus Amax must contribute to the Plan sufficient funds to meet any currently maturing debt obligations of the Plan; however, the Company has stated its intention to continue to contribute an amount equal to seventy-five percent of the first six percent of each participant's contribution ("Matchable Contribution").

Participant rollover contributions are permitted at the discretion of the Plan Administrator provided all legal requirements are satisfied.

Vesting
- - -------
Participants are immediately vested in their employee contributions, the earnings attributable to those contributions, and the earnings attributable to employer contributions. Effective January 1, 1993, all Participants are immediately 100 percent vested in the employer contributions to the Plan.

Forfeitures
- - -----------
Effective January 1, 1993, due to immediate 100 percent vesting, there are no longer forfeitures of employer contributions.

Loans
- - -----
Participants may borrow from their Plan accounts. Loans are paid in the form of cash and may not exceed a Participant's vested account balance within specified legal limits. Loan interest rates are based on prime rate plus one percent as determined on the first business day of the month preceding the month in which a Participant's written loan request is received by the Plan Administrator. Loan terms generally vary from a minimum of six months to a maximum of five years although certain loans grandfathered from the Hourly Plan and Salaried Plan may have a maximum of fifteen years.

Loan repayments are made regularly through payroll deductions or, for participants not receiving a paycheck (i.e., on leave of absence), can be delivered regularly to the Plan Administrator. A Participant may prepay a one-time single sum of all of the outstanding loan balance. Effective in November 1993, partial prepayments are no longer allowed.

Participant Tax Status
- - ----------------------
Participant contributions to the Plan may be deferred, at the election of the Participant, for federal income tax purposes, subject to certain limitations. Employer contributions and all earnings under the Plan are deferred for federal income tax purposes. The amounts deferred under the Plan may become subject to federal income tax when withdrawn. Participants may also choose to make after-tax contributions to the Plan.

                         -----------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
- - ---------------------------------------------------

Basis of Accounting
- - -------------------
The accounting records of the Plan are maintained on the accrual basis.

Valuation of Assets
- - -------------------
Plan investments are valued at net asset value as determined by the Trustee, based on the fair market value of the underlying investments.

Participant loans are valued at principal amount.

Transfers of assets into the Plan are shown at fair market value. Participant cost is recorded as the cost of assets transferred into the Plan. Assets transferred out of the Plan are reported at market value with the difference between cost and market reported as realized gains or losses.

NOTE 3 - INVESTMENTS
- - --------------------

Investment Options
- - ------------------
Prior to January 1, 1993, participants could elect to invest their contributions in combinations of Cyprus common stock, a money market fund (Shearson Lehman Hutton Tempcash), two diversified equity funds (Fidelity Magellan and Fidelity Puritan Funds) or a guaranteed investment contract with CIGNA (CIGNA's Guaranteed Long-Term Account).

Effective January 1, 1993, T. Rowe Price became the provider of recordkeeping, trustee and investment management services for the Plan. As of that date, seven
T. Rowe Price mutual funds replaced the Shearson Lehman Tempcash Fund, the Fidelity Magellan and Puritan Funds and the guaranteed investment contract with CIGNA. Participants may currently elect to invest their contributions to the Plan in Cyprus Amax common stock or the following T. Rowe Price funds: a money market fund (Prime Reserve Fund), a bond fund (Spectrum Income Fund), a portfolio of guaranteed investment contracts, bank investment contracts and structured investment contracts (a customized Stable Value Fund) and four equity funds (Equity Index Fund, Capital Appreciation Fund, International Stock Fund and New America Growth Fund).

As of December 31, 1994, the number of Participants investing in the various investment options were as follows: 6,844 in Cyprus Amax common stock, 3,087 in the Prime Reserve Fund, 2,366 in the Spectrum Income Fund, 2,620 in the Stable Value Fund, 2,885 in the Equity Index Fund, 2,005 in the Capital Appreciation Fund, 2,022 in the International Stock Fund, and 2,487 in the New America Growth Fund.

Amoco Corporation common stock in the Common Stock Fund is held as an investment but is not a current investment option. The Amoco Corporation common stock was transferred from the Employee Savings Plan of Amoco Corporation and Participating Companies in 1985 when Cyprus became an independent, publicly-owned company and ceased to be a wholly-owned subsidiary of Amoco Corporation.

                         -----------------------------

Investments Held Other than Contracts with Insurance Companies
- - --------------------------------------------------------------
Investments held by the trustee, T. Rowe Price, as of December 31, 1994 and 1993, consisted of the following:


                                                          COST       FAIR VALUE
                                                      ------------  ------------
December 31, 1994:
Cyprus Amax Minerals Company common stock held in
 Leveraged ESOP Fund/(a)/
  Shares held under collateral pledge
   (3,089,631 shares)/(c)/                            $ 69,130,513  $ 80,716,610
  Shares allocated (767,345.170 shares)/(c)/            17,169,408    20,046,893
Cyprus Amax Minerals Company common stock held in
 Common Stock Fund (2,490,711.519 shares)/(a)(c)/       57,810,076    65,069,838
Prime Reserve Fund/(c)/                                 25,056,190    25,056,190
Spectrum Income Fund (1,347,834.108 units)/(c)/         14,129,799    13,626,603
Stable Value Fund/(c)/                                  56,498,775    56,498,775
Equity Index Fund (2,398,697.800 units)/(c)/            31,287,235    31,398,954
Capital Appreciation Fund (1,038,092.021 units)         12,311,441    12,560,913
International Stock Fund (891,182.111 units)             9,807,195    10,088,182
New America Growth Fund (572,670.165 units)/(c)/        14,744,047    14,557,276
Amoco Corporation common stock
 (65,420.840 shares)/(a)/                                1,646,189     3,868,007
                                                      ------------  ------------
                                                      $309,590,868  $333,488,241
                                                      ============  ============

December 31, 1993:
Cyprus Amax Minerals Company common stock held in
 Leveraged ESOP Fund/(a)/
  Shares held under collateral pledge
   (3,335,902 shares)/(c)/                            $ 74,640,827  $ 86,316,465
  Shares allocated (705,010.151 shares)/(c)/            15,774,561    18,242,137
Cyprus Amax Minerals Company common stock held in
 Common Stock Fund (1,241,483.045 shares)/(a)(c)/       27,907,085    32,123,374
Prime Reserve Fund/(c)/                                 29,678,308    29,678,308
Spectrum Income Fund (701,052.528 units)/(c)/            7,693,247     7,788,694
Stable Value Fund                                        4,387,599     4,387,599
Equity Index Fund (535,301.335 units)/(c)/               6,850,270     7,215,862
Capital Appreciation Fund (915,353.685 units)/(c)/      10,594,856    11,588,378
International Stock Fund (496,091.688 units)             4,899,902     6,032,475
New America Growth Fund (216,956.168 units)              5,590,000     6,083,451
Amoco Corporation common stock
 (81,353.012 shares)/(a)/                                2,039,628     4,301,541
                                                      ------------  ------------
                                                      $190,056,283  $213,758,284
                                                      ============  ============

/(a)/Investment pays dividends quarterly
/(b)/Interest-bearing investment
/(c)/Individual investments representing 5 percent or more of net assets available for benefits as of December 31, 1994 and 1993

                         -----------------------------

NOTE 4 - LONG-TERM DEBT
- - -----------------------

On February 8, 1990, the Plan borrowed $95 million from Cyprus to purchase 4,245,810 shares of Cyprus common stock. The loan is repaid in quarterly installments, the minimum of which is outlined in a 20-year debt service schedule attached to the promissory note. The loan may be repaid in whole or in part at any time without penalty and is collateralized by the Cyprus Amax stock held in the Leveraged ESOP Fund. As of December 31, 1994, the loan had been prepaid in the amount of $6,678,316; in accordance with the promissory note, the next scheduled maturity will occur in 2001. Shares are released for allocation to Participants as the loan is repaid.

NOTE 5 - NET REALIZED GAINS (LOSSES) ON INVESTMENTS
- - ---------------------------------------------------

Net realized gains (losses) from investment transactions were as follows:


                                                      FIDELITY       FIDELITY
                          LEVERAGED      COMMON       MAGELLAN       PURITAN
                          ESOP FUND    STOCK FUND       FUND           FUND
                          ----------  ------------  -------------  ------------

 1994    Proceeds         $4,969,297   $10,156,309    $         -  $         -
         Cost              4,111,981     7,673,065              -            -
                          ----------   -----------    -----------  -----------
         Net gain         $  857,316   $ 2,483,244    $         -  $         -
                          ==========   ===========    ===========  ===========

 1993    Proceeds         $2,400,402   $ 7,462,096    $         -  $         -
         Cost              2,131,264     6,204,610              -            -
                          ----------   -----------    -----------  -----------
         Net gain         $  269,138   $ 1,257,486    $         -  $         -
                          ==========   ===========    ===========  ===========

 1992    Proceeds         $2,632,856   $17,486,883    $21,288,337  $12,094,357
         Cost              2,081,729    13,138,538     20,584,717   11,580,180
                          ----------   -----------    -----------  -----------
         Net gain         $  551,127   $ 4,348,345    $   703,620  $   514,177
                          ==========   ===========    ===========  ===========

                          EQUITY      CAPITAL       INTERNATIONAL  NEW AMERICA   SPECTRUM
                          INDEX       APPRECIATION  STOCK          GROWTH        INCOME
                          FUND        FUND          FUND           FUND          FUND
                          ----------  ------------  -------------  -----------   ----------

 1994    Proceeds         $1,000,834   $ 1,209,329    $ 1,178,164  $ 1,085,688   $1,663,269
         Cost                932,834       944,832        921,682    1,097,786    1,831,894
                          ----------   -----------    -----------  -----------   ----------
         Net gain (loss)  $   68,000   $   264,497    $   256,482  $   (12,098)  $ (168,625)
                          ==========   ===========    ===========  ===========   ==========

 1993    Proceeds         $2,154,009   $ 3,067,416    $   806,176  $ 1,096,606   $1,802,614
         Cost              2,083,818     2,860,905        708,096    1,057,889    1,754,074
                          ----------   -----------    -----------  -----------   ----------
         Net gain         $   70,191   $   206,511    $    98,080  $    38,717   $   48,540
                          ==========   ===========    ===========  ===========   ==========

The cost of investments sold or transferred is determined on a Participant level by the average cost method. Included in the Common Stock Fund are Cyprus Amax common stock net realized gains of $2,065,952, $935,001, and $3,207,907 in 1994,
1993, and 1992, respectively.

NOTE 6 - UNREALIZED APPRECIATION OF INVESTMENTS
- - -----------------------------------------------

Net unrealized appreciation of investments amounted to $23,897,373 and $23,702,001 at December 31, 1994 and 1993, respectively. The change in net unrealized appreciation resulted in a Plan loss of $4,049,128 in 1994, a Plan loss of $28,569,314 in 1993, and a Plan gain of $41,170,975 in 1992.

                         -----------------------------

NOTE 7 - TRANSFER OF ASSETS TO OTHER PLANS
- - ------------------------------------------

On June 30, 1992, Cyprus sold its talc business to RTZ Corporation PLC. The assets for employees who participated in the Plan as of June 30, 1992 and who became employees of Luzenac America, Inc. were subsequently transferred to the Luzenac America, Inc. Investment Savings Plan (the "Luzenac Plan"). The market value of assets transferred to the Luzenac Plan during October and November 1992 totaled $5,939,418.

On September 30, 1994, Cyprus Amax sold its Northshore iron ore mine and processing facilities to Cleveland-Cliffs Inc. Assets transferring out of the Savings Plan as a result of this sale had a fair value of $7,006,768.

NOTE 8 - ALLOCATION OF CYPRUS AMAX STOCK HELD IN LEVERAGED ESOP FUND
- - --------------------------------------------------------------------

Shares of Cyprus Amax Minerals Company common stock allocated to participants were 247,279 and 235,296 in 1994 and 1993, respectively. Dividend replacement shares were allocated to all Participants who held allocated shares on the ex-dividend date. The number of shares allocated as dividend replacement shares was determined by the closing price of Cyprus Amax common stock on dividend payment date and amounted to 23,463 in 1994 and 18,649 in 1993. Additional shares allocated to Participants as employer contributions based upon their proportion of Matchable Contributions for the appropriate quarters were 163,453 and 162,056 in 1994 and 1993, respectively. A portion of the shares allocated for 1994 (38,372 shares) was released by the employer contribution made on January 19, 1995, which is reflected as a receivable at December 31, 1994. The portion of shares allocated for 1993 which was reflected as a receivable at December 31, 1993, was 45,842 shares.

All shares were allocated to participants at their original cost to the Plan of $22.375 per share.

NOTE 9 - TAX STATUS
- - -------------------

Cyprus Amax has received a favorable determination letter from the Internal Revenue Service as to the qualified status of the employee stock ownership feature of the Plan. A new determination letter has been requested for continued qualification of the Plan regarding compliance with the Tax Reform Act of 1986. The Company is of the opinion that the Plan continues to fulfill the requirements of a qualified plan and that the trust which forms a part of the Plan is not subject to tax. Accordingly, no provision for federal or state income taxes has been provided.

NOTE 10 - SUBSEQUENT EVENTS
- - --------------------------

On May 5, 1995, Cyprus Amax entered into an agreement with Amax Gold Inc. ("AGI"). This agreement, which has an effective date of March 1, 1994, states that both the Savings Plan and the Thrift Plan for Employees of Amax Gold Inc. and Its Subsidiaries will recognize the service of an employee transferred from the other company for purposes of eligibility, vesting, and entitlement to share in Company contributions.

                         -----------------------------

NOTE 11 - DIFFERENCES BETWEEN FINANCIAL STATEMENTS AND FORM 5500
- - ---------------------------------------------------------------

Gains (losses) on the sale of investments as reported in the statements of changes in net assets available for benefits have been determined on a participant level using the average cost method. For purposes of the Department of Labor's Form 5500, gains (losses) on such sales have been calculated based upon the market value at the beginning of the Plan year in accordance with the requirements of the Form 5500.

In addition, in accordance with guidance issued by the American Institute of Certified Public Accountants, in 1992 the Plan changed its method of accounting for distributions such that all amounts elected to be withdrawn and distributed from the Plan by participants are no longer reported as a liability in the statement of net assets available for benefits. However, such amounts must be included on the Form 5500. Due to timing of the distributions by the trustee, there were no benefits payable to Participants at December 31, 1994 or 1993.

                            SUMMARY ANNUAL REPORT
                                      FOR
                         CYPRUS AMAX MINERALS COMPANY
                            SAVINGS PLAN AND TRUST

This is a summary of the annual report for:

  The Cyprus Amax Minerals Company Savings Plan and Trust (the Plan).

  Plan Sponsor:  Cyprus Amax Minerals Company
  Employer ID Number:  36-2684040
  Plan Number:  002
  For the period covering:  January 1 - December 31, 1994

The annual report has been filed with the Internal Revenue Service, as required under the Employee Retirement Income Security Act of 1974 (ERISA).

BASIC FINANCIAL STATEMENT
- - -------------------------

Benefits under the Plan are provided by a trust with T. Rowe Price serving as trustee.

Plan expenses were $31,605,028. These expenses included $23,103,287 in benefits paid to participants and beneficiaries and $8,501,741 in other expenses. A total of 7,066 persons were participants in or beneficiaries of the Plan at the end of the Plan year.

The value of Plan assets, after subtracting liabilities of the Plan, was $261,724,111 as of the end of the Plan year, compared to $135,371,015 as of the beginning of the Plan year. During the period of January 1 to December 31, 1994, the Plan experienced an increase in its net assets of $126,353,096. This increase includes unrealized appreciation in the value of the Plan's assets; that is, the difference between the value of the Plan's assets at the end of the year and the value of the assets at the beginning of the year, or the cost of assets acquired during the year.

The Plan had total income of $157,958,124 including employer contributions of $6,881,798, employee contributions of $16,260,567, gains of $3,748,816 from the sale of assets, a loss of $4,049,128 due to the change in unrealized depreciation, other earnings from investment of $9,057,580, transfers from other plans of $133,065,259 and a transfer to another plan of $7,006,768.


                     YOUR RIGHTS TO ADDITIONAL INFORMATION
                     -------------------------------------

You have a right to receive a copy of the full annual report, or any part thereof, on request. The items below are included in the report:

 1.   An independent accountant's report;
 2.   Assets held for investment;
 3.   Loans or other obligations in default and;
 4.   Transactions in excess of 5 percent of plan assets

Summary Annual Report for
Cyprus Amax Minerals Company
Savings Plan and Trust
Page 2


To obtain a copy of the full annual report, or any part thereof, write or call the office of the Savings Plan Administrator, 9100 East Mineral Circle, Englewood, Colorado 80112, telephone (303) 643-5259. The charge to cover copying costs will be $1.50 for the full annual report, or $.25 per page for any part thereof.

You also have the right to receive from the Plan Administrator, on request and at no charge, a statement of the assets and liabilities of the Plan and accompanying notes, or a statement of income and expenses of the Plan and accompanying notes, or both. If you request a copy of the full annual report from the Plan Administrator, these two statements and accompanying notes will be included as part of the report. The charge to cover copying costs given above does not include a charge for the copying of these portions of the report because these portions are furnished without charge.

You also have the legally protected right to examine the annual report at the main office of the Plan, 9100 East Mineral Circle, Englewood, Colorado 80112, and at the U.S. Department of Labor in Washington, D.C., or to obtain a copy from the U.S. Department of Labor upon payment of copying costs. Requests to the Department should be addressed to: Secretary of Labor, Room N-5644, U.S. Department of Labor Building, 200 Constitution Avenue, N.W., Washington, D.C. 20210.


Cyprus Amax Minerals Company
Plan Sponsor
EIN:  36-2684040

              CYPRUS AMAX MINERALS COMPANY SAVINGS PLAN AND TRUST


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-8 (No. 33-1600, 33-22939 and 33-53792) of the Cyprus Amax Minerals Company Savings Plan and Trust of our report dated June 28, 1995, appearing on page 9 of this Amendment Number 1 to the Annual Report on Form 10-K of Cyprus Amax Minerals Company for the year ended December 31, 1994.



PRICE WATERHOUSE LLP

Denver, Colorado
June 28, 1995

                        THE CYPRUS AMAX MINERALS COMPANY
                        --------------------------------
                       THRIFT PLAN FOR SALARIED EMPLOYEES
                       ----------------------------------

                              FINANCIAL STATEMENTS
                              --------------------

                           DECEMBER 31, 1994 AND 1993
                           --------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS



June 28, 1995

To the Participants and Administrator of the Cyprus Amax Minerals Company Thrift Plan for Salaried Employees

In our opinion, the accompanying statement of net assets available for benefits with Fund Information and the related statement of changes in net assets available for benefits with Fund Information present fairly, in all material respects, the financial status of the Cyprus Amax Minerals Company Thrift Plan for Salaried Employees (the "Plan") at December 31, 1994 and the changes in its financial status for the year ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Plan's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

The Fund Information in the statement of net assets available for benefits and the statement of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and the changes in net assets available for benefits of each fund. The Fund Information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements.



Price Waterhouse LLP
Denver, Colorado

                       [Letterhead of Coopers & Lybrand]

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


To the Board of Directors of
Cyprus Amax Minerals Company:

We were engaged to audit the financial statements of the Cyprus Amax Minerals Company Thrift Plan for Salaried Employees (the "Plan") as of December 31, 1993 and for the two years then ended. These financial statements are the responsibility of the Plan's management.

As permitted by 29 CFS 2520.103-8 of the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, the Plan Administrator instructed us not to perform, and we did not perform, any auditing procedures with respect to the information, which was certified by United States Trust Company of New York, the Trustee of the Plan, except for comparing such information with the related information included in the 1993 and 1992 financial statements. We have been informed by the Plan Administrator that the Trustee holds the Plan's investment assets and executes investment transactions. The Plan Administrator has obtained a certification from the Trustee as of and for the years ended December 31, 1993 and 1992 that the information provided to the Plan Administrator by the Trustee is complete and accurate.

Because of the significance of the information that we did not audit, we are unable to, and do not, express an opinion on the accompanying financial statements taken as a whole. The form and content of the information included in the financial statements, other than that derived from the information certified by the Trustee, have been audited by us in accordance with generally accepted auditing standards and, in our opinion, are presented in compliance with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974.


/s/ Coopers & Lybrand L.L.P.

Denver, Colorado
September 12, 1994

      THE CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR SALARIED EMPLOYEES
      -------------------------------------------------------------------
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
      --------------------------------------------------------------------

                               DECEMBER 31, 1994
                               -----------------

                                              FUND INFORMATION
                          -------------------------------------------------------
                                                  Amax
                                                  Gold
                          Common                  Common  Guaranteed
                          Stock   Balanced  ESOP  Stock   Income      Participant
                   Total  Fund    Fund      Fund  Fund    Fund        Loan Fund
                   -----  ------  --------  ----  ------  ----------  -----------
Assets
- - ------
Investments

  Common Stock     $ -    $ -     $ -       $ -   $ -     $ -         $ -
  Mutual Funds       -      -       -         -     -       -           -
  GIC                -      -       -         -     -       -           -

Participant
 Loans               -      -       -         -     -       -           -

Receivables          -      -       -         -     -       -           -

Cash and cash
 equivalents         -      -       -         -     -       -           -
                   ---    ---     ---       ---   ---     ---         ---
    Total assets     -      -       -         -     -       -           -
                   ---    ---     ---       ---   ---     ---         ---

Liabilities
- - -----------

    Total
     liabilities     -      -       -         -     -       -           -
                   ---    ---     ---       ---   ---     ---         ---
Net assets
 available
 for benefits      $ -    $ -     $ -       $ -   $ -     $ -         $ -
                   ===    ===     ===       ===   ===     ===         ===
                                          FUND INFORMATION
                   ----------------------------------------------------------------------
                                    New
                   Stable  Prime    America  Capital       Spectrum Equity  International
                   Value   Reserve  Growth   Appreciation  Income   Index   Stock
                   Fund    Fund     Fund     Fund          Fund     Fund    Fund
                   ------  -------  -------  ------------  -------- ------  -------------
Assets
- - ------
Investments

  Common Stock     $ -     $ -      $ -      $ -           $ -      $ -     $ -
  Mutual Funds       -       -        -        -             -        -       -
  GIC                -       -        -        -             -        -       -

Participant
 Loans               -       -        -        -             -        -       -

Receivables          -       -        -        -             -        -       -

Cash and cash
 equivalents         -       -        -        -             -        -       -
                   ---     ---      ---      ---           ---      ---     ---
    Total assets     -       -        -        -             -        -       -
                   ---     ---      ---      ---           ---      ---     ---

Liabilities
- - -----------

    Total
     liabilities     -       -        -        -             -        -       -
                   ---     ---      ---      ---           ---      ---     ---
Net assets
 available
 for benefits      $ -     $ -      $ -      $ -           $ -      $ -     $ -
                   ===     ===      ===      ===           ===      ===     ===

The accompanying notes are an integral part of these financial statements.

      THE CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR SALARIED EMPLOYEES
      -------------------------------------------------------------------
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
      --------------------------------------------------------------------

                               DECEMBER 31, 1993
                               -----------------

                                                                                FUND INFORMATION
                                                   -----------------------------------------------------------------------
                                                   Amax Gold                                      Guaranteed   Participant
                                                   Common            Balanced        ESOP         Income       Loan
                                     Total         Stock Fund        Fund            Fund         Fund         Fund
                                     -----         ----------        -----------     ----         ----------   -----------
Assets
- - ------
Investments
  Common Stock
    Cyprus Amax Minerals             $ 35,309,801  $      -          $         -     $35,309,801  $         -  $         -
    Amax Gold                             208,093   208,093                    -               -            -            -
  Mutual funds                         82,212,273   251,097           56,675,327         439,461   24,846,388            -
  Guaranteed investment
    contracts                          46,870,853         -                    -               -   46,870,853            -
Participant loans                       9,647,833         -                    -               -            -    9,647,833
Receivables
  Investments sold                         53,717         -               53,717               -            -            -
  Participant contributions and
    loan repayments                     2,016,877     1,593            1,510,950         141,857    1,630,237   (1,267,760)
                                     ------------  --------          -----------     -----------  -----------  -----------
    Total assets                      176,319,447   460,783           58,239,994      35,891,119   73,347,478    8,380,073
                                     ------------  --------          -----------     -----------  -----------  -----------

Liabilities
- - -----------
Payable to Amax Gold
    Thrift Plan                        11,912,027   379,446            4,036,689               -    6,453,824    1,042,068
                                     ------------  --------          -----------     -----------  -----------  -----------
    Total liabilities                  11,912,027   379,446            4,036,689               -    6,453,824    1,042,068
                                     ------------  --------          -----------     -----------  -----------  -----------
Net assets available for benefits    $164,407,420  $ 81,337          $54,203,305     $35,891,119  $66,893,654  $ 7,338,005
                                     ============  ========          ===========     ===========  ===========  ===========

The accompanying notes are an integral part of these financial statements.

      THE CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR SALARIED EMPLOYEES
      -------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
- - -------------------------------------------------------------------------------

                          YEAR ENDED DECEMBER 31, 1994
                          ----------------------------

                                                                                FUND INFORMATION
                                                       ----------------------------------------------------------------------
                                                       Common                                                    Amax Gold
                                                       Stock             Balanced            ESOP                Common Stock
                                   Total               Fund              Fund                Fund                Fund
                                   --------------      ------------      --------------      --------------      ------------
Investment Income
  Interest and dividends            $   4,136,277      $    680,225        $   (693,089)       $    275,738         $  2,200
  Net realized gain (loss)
   on investments                       5,556,616         4,529,024             119,771             688,968          (11,233)
  Net change in unrealized
   depreciation in fair
   value of investments                (5,710,675)                -          (1,777,902)         (3,324,581)         (12,047)

Employer contributions                    556,080           556,080                   -                   -                -

Participant contributions
 and loan repayments                    4,382,464           440,207             736,607             144,002                -

Transfers from predecessor
 (to successor) trustee                         -        22,879,781         (40,002,775)        (22,879,781)               -

Transfer to Cyprus Amax
 Savings Plan                        (109,727,588)      (23,354,004)                  -                   -                -

Transfers between Plan
 funds and loans                                -            84,363           1,173,046            (488,011)         (60,257)

Employee withdrawals
 Balances of Participant
 accounts withdrawn                   (63,600,594)       (5,815,676)        (13,758,963)        (10,307,454)               -
                                    -------------      ------------        ------------        ------------         --------
  Net decrease                       (164,407,420)                -         (54,203,305)        (35,891,119)         (81,337)

Net assets available for
 benefits
 Beginning of year                    164,407,420                 -          54,203,305          35,891,119           81,337
                                    -------------      ------------        ------------        ------------         --------
 End of year                        $           -      $          -        $          -        $          -         $      -
                                    =============      ============        ============        ============         ========
                                                                            FUND INFORMATION
                                --------------------------------------------------------------------------------------------------
                                                                                                      New
                                Guaranteed         Participant       Stable         Prime             America         Capital
                                Income             Loan              Value          Reserve           Growth          Appreciation
                                Fund               Fund              Fund           Fund              Fund            Fund
                                ------------       ------------      -------------  -------------     ------------    ------------
Investment Income
  Interest and dividends        $    349,511        $         -       $  2,087,030        $ 2,269      $   152,287        $ 75,828
  Net realized gain (loss)
   on investments                    788,817                  -                  -              -         (364,231)        (57,461)
  Net change in unrealized
   depreciation in fair
   value of investments             (596,145)                 -                  -              -                -               -

Employer contributions                     -                  -                  -              -                -               -


Participant contributions
 and loan repayments                 449,098         (2,225,501)         2,224,316         81,000          647,781          71,745

Transfers from predecessor
 (to successor) trustee          (53,828,951)                 -         53,828,951              -        8,545,646               -

Transfer to Cyprus Amax
 Savings Plan                              -         (3,542,427)       (44,220,349)       (74,393)      (7,423,811)       (958,113)

Transfers between Plan
 funds and loans                    (945,495)           773,482         (2,549,504)        72,601          (83,085)        907,485

Employee withdrawals
 Balances of Participant
 accounts withdrawn              (13,110,489)        (2,343,559)       (11,370,444)       (81,477)      (1,474,587)        (39,484)
                                ------------        -----------       ------------        -------      -----------        --------
  Net decrease                   (66,893,654)        (7,338,005)                 -              -                -               -


Net assets available for
 benefits
 Beginning of year                66,893,654          7,338,005                  -              -                -               -
                                ------------        -----------       ------------        -------      -----------        --------
 End of year                    $          -        $         -       $          -        $     -      $         -        $      -
                                ============        ===========       ============        =======      ===========        ========
                                           FUND INFORMATION
                               ---------------------------------------------
                               Spectrum       Equity          International
                               Income         Index           Stock
                               Fund           Fund            Fund
                               --------       ------          -------------
Investment Income
  Interest and dividends       $   395,059    $    666,708    $    142,511
  Net realized gain (loss)
   on investments                 (287,191)        344,201        (194,049)
  Net change in unrealized
   depreciation in fair
   value of investments                  -               -               -

Employer contributions                   -               -               -

Participant contributions
 and loan repayments               387,847       1,305,026         120,336

Transfers from predecessor
 (to successor) trustee          7,141,087      24,316,042               -

Transfer to Cyprus Amax
 Savings Plan                   (6,299,521)    (21,530,905)     (2,324,065)

Transfers between Plan
 funds and loans                  (295,950)     (1,176,543)      2,587,868

Employee withdrawals
 Balances of Participant
 accounts withdrawn             (1,041,331)     (3,924,529)       (332,601)
                               -----------    ------------    ------------
 Net decrease                            -               -               -

Net assets available for
 benefits
 Beginning of year                       -               -               -
                               -----------    ------------    ------------
 End of year                   $         -    $          -    $          -
                               ===========    ============    ============

The accompanying notes are an integral part of these financial statements.

      THE CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR SALARIED EMPLOYEES
      -------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
- - -------------------------------------------------------------------------------

                          YEAR ENDED DECEMBER 31, 1993
                          ----------------------------

                                                                              FUND INFORMATION
                                              -------------------------------------------------------------------------------
                                              Amax Gold                                           Diversified
                                              Common Stock                    Fixed Income        Equity
                              Total           Fund         Balanced Fund      Security Fund       Fund            ESOP Fund
                              ------------    ---------    -----------        ------------        ------------    ---------
Investment Income
 Interest and Dividends       $ 10,828,825    $  56,842    $ 2,230,083        $    205,990        $     96,543    $ 3,077,728
 Net realized gain on
  investments                   17,863,506       86,551        747,487             901,900          11,507,548      4,600,099
 Net change in unrealized
   appreciation
   (depreciation)
   in fair value of
   investments                  (5,572,090)     (25,215)     1,777,902            (557,563)        (13,361,084)     5,997,725

Employer contributions             433,874      433,874              -                   -                   -              -

Participant contributions
 and loan repayments             8,687,203      179,390      4,320,490             258,298           1,115,024      1,003,495
Transfers to Amax Gold
 Thrift Plan                   (11,835,048)    (506,955)    (2,836,463)                  -                   -     (1,983,017)

Transfers between Plan
 funds and loans                         -      (65,451)    53,043,851         (11,322,461)        (44,604,212)    (1,347,382)

Employee withdrawals
  Balances of Participant
   accounts withdrawn          (23,818,978)     (77,699)    (5,079,449)           (154,863)           (460,983)    (4,411,913)

  Management fees                   (4,763)           -           (596)                  -                   -              -
  Administrative expenses           10,513            -              -                   -              10,513              -
                              ------------    ---------    -----------        ------------        ------------    -----------
  Net increase (decrease)       (3,406,958)      81,337     54,203,305         (10,668,699)        (45,696,651)     6,936,735

Net assets available for
 benefits
  Beginning of year            167,814,378            -              -          10,668,699          45,696,651     28,954,384
                              ------------    ---------    -----------        ------------        ------------    -----------
  End of year                 $164,407,420    $  81,337    $54,203,305        $          -        $          -    $35,891,119
                              ============    =========    ===========        ============        ============    ===========
                                               FUND INFORMATION
                                --------------------------------------------
                                Guaranteed     Money Market      Participant
                                Income Fund    Fund              Loan Fund
                                ------------   ---------------   -----------
Investment Income
 Interest and Dividends         $  4,367,686       $    19,972   $   773,981
 Net realized gain on
  investments                         19,921                 -             -
 Net change in unrealized
  appreciation
  (depreciation)
  in fair value of
  investments                        596,145                 -             -

Employer contributions                     -                 -             -

Participant contributions
 and loan repayments               7,007,526           104,138    (5,301,158)
Transfers to Amax Gold
 Thrift Plan                      (5,439,252)                -    (1,069,361)

Transfers between Plan
 funds and loans                   3,338,301        (2,454,246)    3,411,600

Employee withdrawals
 Balances of Participant
  accounts withdrawn             (13,574,956)          (59,115)            -

 Management fees                      (4,167)                -             -
 Administrative expenses                   -                 -             -
                                ------------       -----------   -----------
   Net increase (decrease)        (3,688,796)       (2,389,251)   (2,184,938)

 Net assets available for
  benefits
  Beginning of year               70,582,450         2,389,251     9,522,943
                                ------------       -----------   -----------
  End of year                   $ 66,893,654       $         -   $ 7,338,005
                                ============       ===========   ===========

The accompanying notes are an integral part of these financial statements.

      THE CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR SALARIED EMPLOYEES
      -------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
- - -------------------------------------------------------------------------------

                          YEAR ENDED DECEMBER 31, 1992
                          ----------------------------

                                                                               FUND INFORMATION
                                              -------------------------------------------------------------------------------------

                                              Fixed Income      Diversified                 Guaranteed     Money        Participant
                                              Security          Equity        ESOP          Income         Market       Loan
                             Total            Fund              Fund          Fund          Fund           Fund         Fund
                             ------------     -------------     -----------   -----------   ------------   ---------    -----------
Investment Income
 Interest and Dividends      $  8,903,764       $   787,359     $   295,636   $ 1,405,253   $  5,678,299   $   91,175   $   646,042
 Net realized gain (loss)
  on investments                2,232,250           169,217       2,481,590      (418,557)             -            -             -
 Net change in unrealized
  appreciation
  (depreciation) in fair
  value of  investments        (4,425,841)         (239,691)      1,444,260    (5,630,410)             -            -             -

Participant contributions
 and loan repayments            9,340,416         1,019,268       4,259,538       959,867      6,270,851      461,506    (3,630,614)


Transfers between Plan
 funds and loans                        -          (670,463)       (147,436)     (907,662)    (2,935,717)    (619,423)    5,280,701

Employee withdrawals
   Balances of Participant
    accounts withdrawn        (18,788,929)       (1,034,182)     (3,618,408)   (2,841,913)   (10,080,215)    (674,446)     (539,765)

Administrative expenses             3,306                 -           3,306             -              -            -             -
                             ------------       -----------     -----------   -----------   ------------   ----------   -----------
  Net increase (decrease)      (2,735,034)           31,508       4,718,486    (7,433,422)    (1,066,782)    (741,188)    1,756,364

Net assets available for
 benefits
  Beginning of year           170,549,412        10,637,191      40,978,165    36,387,806     71,649,232    3,130,439     7,766,579
                             ------------       -----------     -----------   -----------   ------------   ----------   -----------
  End of year                $167,814,378       $10,668,699     $45,696,651   $28,954,384   $ 70,582,450   $2,389,251   $ 9,522,943
                             ============       ===========     ===========   ===========   ============   ==========   ===========

The accompanying notes are an integral part of these financial statements.

      THE CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR SALARIED EMPLOYEES
      -------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


NOTE 1 - DESCRIPTION OF THE PLAN
- - --------------------------------

The following description of the Cyprus Amax Minerals Company Thrift Plan for Salaried Employees (the "Plan" or the "Salaried Plan") provides only general information. Refer to the Plan document for a more complete description of the Plan's provisions.

General
- - -------

The Plan was adopted by the Board of Directors of the former AMAX Inc. (AMAX) and approved by its shareholders for the benefit of salaried employees of AMAX, its divisions and participating subsidiaries ("Eligible Employees" or "Participants"). Cyprus Minerals Company ("Cyprus") and AMAX merged in November 1993, forming Cyprus Amax Minerals Company ("Cyprus Amax" or the "Company"). Following the merger the name of the Plan was changed to the Cyprus Amax Minerals Company Thrift Plan for Salaried Employees. Effective November 15, 1993, the Plan was split into two separate plans covering the employees of Amax Gold Inc. and the salaried employees of the former AMAX. The assets and liabilities associated with Amax Gold Inc. were subsequently transferred to the Thrift Plan for Employees of Amax Gold Inc. and its Subsidiaries.

Effective December 31, 1994, net assets of the Salaried Plan in the amount of $109,727,588 were merged (hereinafter referred to as the "Plan Merger") into the Cyprus Amax Minerals Company Savings Plan and Trust (the "Cyprus Amax Savings Plan"). The Plan was subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Employee Stock Ownership Feature
- - --------------------------------

The Plan contained an Employee Stock Ownership feature (the "AMAX ESOP"), covering substantially all salaried employees of the former AMAX entities. In 1987, AMAX terminated its defined benefit pension plan and contributed $30 million of excess assets to the AMAX ESOP. The AMAX ESOP subsequently purchased 1,420,118 shares of AMAX Common Stock at a price per share of $21.125 for allocation to participants' accounts over a period of eight years. A minimum number of shares was established for monthly allocation in order to meet the eight-year time frame for allocation. The AMAX stock held in the AMAX ESOP at merger date was exchanged for Cyprus Amax, Alumax, and Amax Gold common stock in accordance with the merger agreement. The Alumax and Amax Gold stock was subsequently exchanged for Cyprus Amax stock. Upon completion of the stock exchanges, 147,112 shares of Cyprus Amax stock remained to be allocated. The minimum number of shares to be allocated monthly was adjusted to reflect an equivalent number of Cyprus Amax shares. The monthly allocation was equivalent to the greater of the minimum number or a specified percentage of each plan participant's contribution until the final AMAX ESOP shares were allocated with the September 1994 Company contribution.

At December 31, 1993, there were 118,972 unallocated shares of Cyprus Amax common stock with a fair value of $3,078,400 in the AMAX ESOP.

                  -----------------------------

Administration
- - --------------

The Plan was administered by the Cyprus Amax Minerals Company Savings Plan Administrator (the "Plan Administrator"), a committee of three Cyprus Amax officers appointed by Cyprus Amax's Board of Directors. During 1994, Plan administrative expenses were paid by Cyprus Amax.

Enrollment
- - ----------

Eligible Employees could enroll in the Plan during any month of the year.

Contributions
- - -------------

The Plan receives contributions from Participants and Cyprus Amax, its divisions and its participating subsidiaries. Participants may contribute a basic amount of 1 percent to 6 percent of compensation to the Plan. These basic contributions are made on an after-tax basis, a tax-deferred basis, or a combination of the two. Participants making contributions of 6 percent of compensation may make unmatched supplemental contributions up to an additional 10 percent of compensation. Cyprus Amax was to allocate to Participants the minimum number of ESOP shares required to be allocated each month by the ESOP feature of the Plan. The final ESOP shares were allocated with the September 1994 Company contribution.

For the October through December 1994 Company contributions, the Company contributed Cyprus Amax Common Stock to the Salaried Plan with a market value equal to seventy-five percent of the first six percent of each participant's contribution ("Matchable Contribution").

Participant rollover contributions were permitted at the discretion of the Plan Administrator provided all legal requirements were satisfied.

Vesting
- - -------

Participants were immediately vested in their employee contributions, the earnings attributable to those contributions, and the earnings attributable to employer contributions. Effective November 15, 1993, all Participants were immediately 100 percent vested in the employer contributions to the Plan.

Forfeitures
- - -----------

Effective November 15, 1993, due to immediate 100 percent vesting, there were no longer forfeitures of employer contributions.

Loans
- - -----

Participants were allowed to borrow from their Plan accounts. Loans were paid in the form of cash and could not exceed a Participant's vested account balance within specified legal limits. Loan interest rates were based on prime rate plus one percent as determined on the first business day of the month preceding the month in which a Participant's written loan request was received by the Plan Administrator. Loan terms varied from a minimum of six months to a maximum of five years.

Loan repayments could be made regularly through payroll deductions or, for Participants not receiving a paycheck (i.e. on leave of absence), delivered regularly to the Plan Administrator.

                  -----------------------------

A Participant was allowed to prepay a one-time single sum of all of the outstanding loan balance. Partial prepayments were not allowed.

Participant Tax Status
- - ----------------------

Participant contributions to the Plan could be deferred, at the election of the Participant, for federal income tax purposes, subject to certain limitations. Employer contributions and all earnings under the Plan were deferred for federal income tax purposes. The amounts deferred under the Plan became subject to federal income tax when withdrawn. Participants also had the option to make after-tax contributions to the Plan.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
- - ---------------------------------------------------

Basis of Accounting
- - -------------------

The accounting records of the Plan were maintained on the accrual basis.

Valuation of Assets
- - -------------------

Plan investments other than the guaranteed investment contracts were valued at net asset value as determined by the Trustee, based on the fair market value of the underlying investments.

The guaranteed investment contracts were valued at contract value as estimated by the insurer. Contract value represented contributions made under the contract plus interest at the contract rate, less funds withdrawn.

Participant loans were valued at principal amount at December 31, 1993.

Transfers of assets into the Plan are shown at fair market or contract value. Assets transferred out of the Plan were reported at market value with the difference between cost and market reported as realized gains or losses.

NOTE 3 - INVESTMENTS
- - --------------------

Investment Options
- - ------------------

Prior to April 1, 1994, participants could elect to invest their contributions in the following funds: a Stock Fund consisting mainly of units of participation in short-term investment funds, a portfolio of guaranteed insurance contracts and group annuity contracts (the Guaranteed Income Fund), a bond fund (the Fidelity Institutional Trust U.S. Bond Index Fund), a growth fund (the Fidelity Mt. Vernon Street Trust Growth Fund), or a diversified equity fund (the Fidelity U.S. Equity Index Fund).

Effective April 1, 1994, the Plan's sponsor, Cyprus Amax, elected to change the Plan's trustee and recordkeeper from U.S. Trust and Buck Consultants, respectively, to T. Rowe Price. The Plan assets invested with Fidelity were liquidated and transferred to T. Rowe Price, where they were invested in similar
T. Rowe Price funds. Beginning in April 1994, Participants could elect to invest their contributions to the Plan in Cyprus Amax common stock or the following T. Rowe Price funds: a money market fund (Prime Reserve Fund), a bond fund (Spectrum Income Fund), a portfolio of guaranteed investment contracts, bank investment contracts and

                  -----------------------------

structured investment contracts (Stable Value Fund) and four equity funds (Equity Index Fund, Capital Appreciation Fund, International Stock Fund and New America Growth Fund). All Company contributions were invested in Cyprus Amax Common Stock in the form of AMAX ESOP shares until they were completely allocated with the September 1994 Company contribution. A portion of the September 1994 and all of the October through December 1994 Company contributions were made in Cyprus Amax treasury shares. Income from investments was reinvested in qualified securities in each fund.

When the funds were transferred from U.S. Trust to T. Rowe Price, the former AMAX ESOP was combined with the Cyprus Amax Common Stock Fund. Amounts allocated under the AMAX ESOP from April through September 1994 are included in the Cyprus Amax Common Stock Fund information.

Investments Held Other than Contracts with Insurance Companies
- - --------------------------------------------------------------

Due to the merger of the Salaried Plan with the Cyprus Amax Savings Plan, there were no investments held in the Salaried Plan at December 31, 1994.

Investments held by U.S. Trust, the former trustee, at December 31, 1993, consisted of the following:

                                                      COST         FAIR VALUE
                                                --------------  ----------------
December 31, 1993:
Units of participation in United States
  Trust Co. Pooled Trust Short-Term
  Fixed Income Fund                             $  1,259,115     $  1,259,115
Common Stock:
  Cyprus Amax (1,364,630 shares)/(a)/             37,121,404       35,309,801
  Amax Gold (30,268 shares)                          234,577          208,093
IDS Trust Collective Income Fund
 (280,658.589 units)/(a)/                          9,879,637        9,874,972
Fidelity Institutional Trust
  U.S. Bond Index Portfolio (971,941.652
   units)/(a)/                                    10,821,878       10,691,358
Fidelity U.S. Equity Index (3,073,137.102
 units)/(a)/                                      34,078,756       36,324,481
Fidelity Mt. Vernon Street
  Trust Growth Fund (332,398.088 units)/(a)/       9,996,791        9,659,488
Frank Russells Pooled GIC Fund (934,764.989
 units)/(a)/                                      13,802,049       14,402,859
                                                ------------     ------------
                                                $117,194,207     $117,730,167
                                                ============     ============

/(a)/Individual investments representing 5 percent or more of net assets available for benefits as of December 31, 1993.

                  -----------------------------

NOTE 4 - NET REALIZED GAINS (LOSSES) ON INVESTMENTS
- - ---------------------------------------------------

Net realized gains (losses) from investment transactions were as follows:

                                                                                     Fixed
                                                            Amax Gold                Income
                     Common       Balanced     Guaranteed   Common      Former AMAX  Security     Diversified
                     Stock Fund   Fund         Income Fund  Stock Fund  ESOP         Fund         Equity Fund
                     -----------  -----------  -----------  ----------  -----------  -----------  ------------
1994 Proceeds        $29,423,046  $62,264,523  $87,411,867  $  618,543  $12,358,779  $         -  $          -
     Cost             24,894,022   62,144,752   86,623,050     629,776   11,669,811            -             -
                     -----------  -----------  -----------  ----------  -----------  -----------  ------------
     Net gain (loss) $ 4,529,024  $   119,771  $   788,817  $  (11,233) $   688,968  $         -  $          -
                     ===========  ===========  ===========  ==========  ===========  ===========  ============

1993 Proceeds        $         -  $21,323,184  $65,715,524  $3,908,182  $32,846,968  $49,300,112  $100,651,140
     Cost                      -   20,575,697   65,695,603   3,821,631   28,246,869   48,398,212    89,143,592
                     -----------  -----------  -----------  ----------  -----------  -----------  ------------
     Net gain        $         -  $   747,487  $    19,921  $   86,551  $ 4,600,099  $   901,900  $ 11,507,548
                     ===========  ===========  ===========  ==========  ===========  ===========  ============

1992 Proceeds        $         -  $         -  $         -  $        -  $ 6,479,345  $ 9,840,747  $ 44,157,716
     Cost                      -            -            -           -    6,897,902    9,671,530    41,676,126
                     -----------  -----------  -----------  ----------  -----------  -----------  ------------
     Net gain (loss) $         -  $         -  $         -  $        -  $ ( 418,557) $   169,217  $  2,481,590
                     ===========  ===========  ===========  ==========  ===========  ===========  ============

                                               Capital             International
                            Equity             Appreciation        Stock          New America     Spectrum
                            Index Fund         Fund                Fund           Growth Fund     Income Fund
                            -----------        -----------         ----------     -----------     ------------
1994 Proceeds               $27,154,105        $ 1,073,037         $2,755,193     $10,020,036     $  7,795,425
     Cost                    26,809,904          1,130,498          2,949,242      10,384,267        8,082,616
                            -----------        -----------         ----------     -----------     ------------
     Net gain (loss)        $   344,201        $  ( 57,461)        $ (194,049)    $ ( 364,231)    $   (287,191)
                            ===========        ===========         ==========     ===========     ============

The Common Stock Fund and the Former AMAX ESOP contain Cyprus Amax common stock net realized gains.

NOTE 5 - UNREALIZED APPRECIATION OF INVESTMENTS
- - -----------------------------------------------

Net unrealized appreciation of investments amounted to $535,960 at December 31, 1993. The change in net unrealized appreciation resulted in Plan losses of $5,698,628, $5,572,090, and $4,425,841 in 1994, 1993 and 1992, respectively.

NOTE 6 - TAX STATUS
- - -------------------

Cyprus Amax received a favorable determination letter dated August 25, 1989, from the Internal Revenue Service as to the qualified status of the employee stock ownership feature of the Plan. The Company is of the opinion that the Plan continued to fulfill the requirements of a qualified plan through the Plan Merger. Accordingly, no provision for federal or state income taxes has been provided.

NOTE 7 - MERGER
- - ---------------

On November 15, 1993, AMAX merged with and into Cyprus, with Cyprus being the surviving corporation, and was renamed Cyprus Amax Minerals Company. In the merger, each share of common stock of AMAX was converted into one-half share of common stock of Cyprus Amax, resulting in the issuance of 44,351,093 shares, valued at $1,005 million. Alumax, a wholly owned subsidiary of AMAX, spun-off from its parent corporation on November 15, 1993. AMAX distributed to its common shareholders one-half share of common stock of Alumax per

                  -----------------------------

share of AMAX common stock. Additional terms of the merger included a decrease in the ownership of Amax Gold Inc. ("Amax Gold" or "AGI"), a majority owned subsidiary of AMAX, by the surviving company. Cyprus Amax stockholders also received a pro rata dividend, representing 21.8 million shares of AGI common stock. The dividend represented approximately 28 percent of Amax Gold's stock. As a result, Cyprus Amax retained 31.3 million shares of Amax Gold or approximately 40 percent. The AMAX stock held in the Plan at the merger date was exchanged for Cyprus Amax, Alumax, and Amax Gold stock in accordance with the merger agreement. The Alumax and Amax Gold stock was subsequently traded for Cyprus Amax stock.

NOTE 8 - PLAN AMENDMENTS
- - ------------------------

On May 24, 1993, AMAX amended the Plan to provide that (i) the transactions contemplated by the merger will not constitute a "Change in Control," (ii) effective as of the consummation of the merger participants will be fully vested in their accrued benefits, and (iii) effective as of the consummation of the merger, at no time prior to the allocation of all shares of stock held in ESOP portion of the Plan to participants who are employed by AMAX and its subsidiaries immediately prior to the consummation of the merger, shall (A) the Plan be merged or consolidated with any other plan, (B) the assets and liabilities of the Plan be transferred to any other plan without the consent of the affected participant(s), (C) the assets and liabilities of any other plan amended to add a new class of participants as eligible to participate in the Plan.

On December 17, 1993, the Plan was further amended to provide that (i) all participants shall be fully vested in their company account at all times effective November 15, 1993, (ii) effective January 1, 1994, multiple participant loans are not permitted, except for outstanding loans as of December 31, 1993, which were grandfathered, (iii) two members of the Thrift Plan Committee (subsequent to the merger - the Savings Plan Administrator) shall constitute a quorum for transacting business, and (iv) the responsibilities of the Portfolio Committee have been delegated to the Savings Plan Administrator.

Effective April 1, 1994, the Plan was amended to provide that: (i) participants may make contributions up to a maximum of 16 percent of their base pay; (ii) certain provisions be grandfathered (i.e., distribution options for March 31, 1994 account balances and multiple loans outstanding as of December 31, 1993);
(iii) participants may make two in-service withdrawals per year of both matched and unmatched after-tax contributions, one withdrawal per year of rollover contributions and one withdrawal per year of Company contributions; and (iv) investment fund options available for employee contributions include seven T. Rowe Price mutual funds and Company common stock.

NOTE 9 - DIFFERENCES BETWEEN FINANCIAL STATEMENTS AND FORM 5500
- - ---------------------------------------------------------------

Gains (losses) on the sale of investments as reported in the statements of changes in net assets available for benefits have been determined using the average cost method. For purposes of the schedule of transactions or series of transactions in excess of five percent of the current value of Plan assets, gains (losses) on such sales have been calculated based upon the market value at the beginning of the Plan year in accordance with the requirements of the Department of Labor's Form 5500.

                  -----------------------------

In addition, in accordance with guidance issued by the American Institute of Certified Public Accountants, in 1992 the Plan changed its method of accounting for distributions such that all amounts elected to be withdrawn and distributed from the Plan by participants are no longer reported as a liability in the statement of net assets available for benefits. However, such amounts must be included on the Form 5500. Benefits payable to participants at December 31, 1993, were $181,261.

                             SUMMARY ANNUAL REPORT
                                      FOR
                         CYPRUS AMAX MINERALS COMPANY
                      THRIFT PLAN FOR SALARIED EMPLOYEES



This is a summary of the annual report for:

        The Cyprus Amax Minerals Company Thrift Plan for Salaried Employees (the
Plan).

        Plan Sponsor:  Cyprus Amax Minerals Company
        Employer ID Number:  36-2684040
        Plan Number:  002
        For the period covering:  January 1 - December 31, 1994

The annual report has been filed with the Internal Revenue Service, as required under the Employee Retirement Income Security Act of 1974 (ERISA).

BASIC FINANCIAL STATEMENT
- - -------------------------

Benefits under the Plan are provided by a trust with T. Rowe Price serving as trustee.

Plan expenses were $63,600,594. These expenses related to benefits paid to participants and beneficiaries. There were no participants in or beneficiaries of the Plan at the end of the Plan year due to the Plan merger.

There were no Plan assets as of the end of the Plan year, compared to $164,407,420 as of the beginning of the Plan year due to the merger with the Cyprus Amax Minerals Company Savings Plan and Trust. The decrease in Plan assets includes unrealized depreciation in the value of the Plan's assets; that is, the difference between the value of the Plan's assets at the end of the year and the value of the assets at the beginning of the year, or the cost of assets acquired during the year.

The Plan had a total loss of $100,806,826 including employer contributions of $556,080, employee contributions of $4,382,464, gains of $5,556,616 from the sale of assets, a loss of $5,710,675 due to the change in unrealized appreciation, other earnings from investment of $4,136,277 and a transfer to another plan of $109,727,588.

Summary Annual Report for
CYPRUS AMAX MINERALS COMPANY
Thrift Plan for Salaried Employees
Page 2


                     YOUR RIGHTS TO ADDITIONAL INFORMATION
                     -------------------------------------

You have a right to receive a copy of the full annual report, or any part thereof, on request. The items below are included in the report:

        1.  An independent accountant's report;
        2.  Transactions in excess of 5 percent of plan assets.

To obtain a copy of the full annual report, or any part thereof, write or call the office of the Savings Plan Administrator, 9100 East Mineral Circle, Englewood, Colorado 80112, telephone (303) 643-5259. The charge to cover copying costs will be $1.50 for the full annual report, or $.25 per page for any part thereof.

You also have the right to receive from the Plan Administrator, on request and at no charge, a statement of the assets and liabilities of the Plan and accompanying notes, or a statement of income and expenses of the Plan and accompanying notes, or both. If you request a copy of the full annual report from the Plan Administrator, these two statements and accompanying notes will be included as part of the report. The charge to cover copying costs given above does not include a charge for the copying of these portions of the report because these portions are furnished without charge.

You also have the legally protected right to examine the annual report at the main office of the Plan, 9100 East Mineral Circle, Englewood, Colorado 80112, and at the U.S. Department of Labor in Washington, D.C., or to obtain a copy from the U.S. Department of Labor upon payment of copying costs. Requests to the Department should be addressed to: Secretary of Labor, Room N-5644, U.S. Department of Labor Building, 200 Constitution Avenue, N.W., Washington, D.C. 20210.


Cyprus Amax Minerals Company
Plan Sponsor
EIN:  36-2684040

        CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR SALARIED EMPLOYEES

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-8 (No. 33-1600, 33-22939 and 33-53792) of the Cyprus Amax Minerals Company Thrift Plan for Salaried Employees of our report dated June 28, 1995, appearing on page 26 of this Amendment Number 1 to the Annual Report on Form 10-K of Cyprus Amax Minerals Company for the year ended December 31, 1994.



PRICE WATERHOUSE LLP

Denver, Colorado
June 28, 1995

                        THE CYPRUS AMAX MINERALS COMPANY
                        --------------------------------
                   THRIFT PLAN FOR BARGAINING UNIT EMPLOYEES
                   -----------------------------------------

                              FINANCIAL STATEMENTS
                              --------------------

                           DECEMBER 31, 1994 AND 1993
                           --------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS



June 28, 1995

To the Participants and Administrator of the Cyprus Amax Minerals Company Thrift Plan for Bargaining Unit Employees

In our opinion, the accompanying statement of net assets available for benefits with Fund Information and the related statement of changes in net assets available for benefits with Fund Information present fairly, in all material respects, the financial status of the Cyprus Amax Minerals Company Thrift Plan for Bargaining Unit Employees (the "Plan") at December 31, 1994, and the changes in its financial status for the year ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Plan's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

The Fund Information in the statement of net assets available for benefits and the statement of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and the changes in net assets available for benefits of each fund. The Fund Information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements.



Price Waterhouse LLP
Denver, Colorado

                       [Letterhead of Coopers & Lybrand]

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------

To the Board of Directors of
Cyprus Amax Minerals Company:

We were engaged to audit the financial statements of the Cyprus Amax Minerals Company Thrift Plan for Bargaining Unit Employees (the "Plan") as of December 31, 1993 and for the two years then ended. These financial statements are the responsibility of the Plan's management.

As permitted by 20 CFR 2520.103-8 of the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, the Plan Administrator instructed us not to perform, and we did not perform, any auditing procedures with respect to the information, which was certified by United States Trust Company of New York, the Trustee of the Plan, except for comparing such information with the related information included in the 1993 and 1992 financial statements. We have been informed by the Plan Administrator that the Trustee holds the Plan's investment assets and executes investment transactions. The Plan Administrator has obtained certifications from the Trustee as of and for the years ended December 31, 1993 and 1992 that the information provided to the Plan Administrator by the Trustee is complete and accurate.

Because of the significance of the information that we did not audit, we are unable to, and do not, express an opinion on the accompanying 1993 and 1992 financial statements taken as a whole. The form and content of the information included in the 1993 and 1992 financial statements, other than that derived from the information certified by the Trustee, have been audited by us in accordance with generally accepted auditing standards and, in our opinion, are presented in compliance with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974.

/s/ Coopers & Lybrand L.L.P.

Denver, Colorado
September 12, 1994

   THE CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR BARGAINING UNIT EMPLOYEES
   --------------------------------------------------------------------------
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
      --------------------------------------------------------------------

                               DECEMBER 31, 1994
                               -----------------

                                                         FUND INFORMATION
                                          -------------------------------------------
                                          Cyprus
                                          Amax                                New
                                          Common                     Prime    America
                                          Stock        Participant   Reserve  Growth
                             Total        Fund         Loans         Fund     Fund
                             -----        ------       -----------   -------  -------
Assets
- - ------
Investments
  Common Stock
    Cyprus Amax Minerals      $  517,865     $517,865      $      -     $  -     $     -
  Mutual Funds                 1,370,622            -             -      480      36,758
Participant Loans                139,051            -       139,051        -           -
Receivables
  Employer contributions           7,504        7,504             -        -           -
  Participant
    contributions and
    loan repayments               28,568        1,012             -       69         869
                              ----------     --------      --------     ----     -------
Net assets available for
 benefits                     $2,063,610     $526,381      $139,051     $549     $37,627
                              ==========     ========      ========     ====     =======

                                                                  FUND INFORMATION
                                            --------------------------------------------------------------
                                                            T. Rowe
                                            Capital         Price        International  Spectrum    Stable
                                            Appreciation    Equity       Stock          Income      Value
                                            Fund            Index Fund   Fund           Fund        Fund
                                            ------------    ----------   -------------  --------    ------
Assets
- - ------
Investments
  Common Stock
    Cyprus Amax Minerals                    $     -         $      -     $     -        $     -     $      -
  Mutual Funds                               37,963          284,248      35,615         11,344      964,214
Participant Loans                                 -                -           -              -            -
Receivables
  Employer contributions                          -                -           -              -            -
  Participant
    contributions and
    loan repayments                             918            4,115         461            197       20,927
                                            -------         --------     -------        -------     --------
Net assets available for
 benefits                                   $38,881         $288,363     $36,076        $11,541     $985,141
                                            =======         ========     =======        =======     ========

The accompanying notes are an integral part of these financial statements.

   THE CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR BARGAINING UNIT EMPLOYEES
   --------------------------------------------------------------------------
      STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
      --------------------------------------------------------------------

                               DECEMBER 31, 1993
                               -----------------


                                                                                 FUND INFORMATION
                                                                ------------------------------------------------------
                                                                Cyprus Amax     Guaranteed
                                                                Common Stock    Income        Balanced     Participant
                                                    Total       Fund            Fund          Fund         Loans
                                                    -----       ------------    ----------    --------     -----------
Assets
- - ------
Investments
  Common Stock
    Cyprus Amax Minerals                            $  502,286  $502,286        $        -    $      -     $      -
  Mutual Funds                                         527,766    19,218           123,255     385,293            -
  Guaranteed insurance contracts                       907,383         -           907,383           -            -
Participant Loans                                      165,878         -                 -           -      165,878
Receivables
  Employer contributions                                 7,382     7,382                 -           -            -
  Participant contributions and loan repayments         30,567       153            22,490       6,288        1,636
                                                     ---------   -------         ---------     -------      -------
Net assets available for benefits                   $2,141,262  $529,039        $1,053,128    $391,581     $167,514
                                                     =========   =======         =========     =======      =======

The accompanying notes are an integral part of these financial statements.

   THE CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR BARGAINING UNIT EMPLOYEES
   --------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
- - -------------------------------------------------------------------------------
                          YEAR ENDED DECEMBER 31, 1994
                          ----------------------------

                                                                  FUND INFORMATION
                                          ------------------------------------------------------------------------
                                          Cyprus
                                          Amax
                                          Common          Guaranteed                                       Prime
                                          Stock           Income              Balanced       Participant   Reserve
                             Total        Fund            Fund                Fund           Loans         Fund
                             -----        ------          ----------          --------       -----------   -------
Investment Income
  Interest and dividends     $   77,978     $  16,763     $     9,276         $  (2,343)     $      -      $  6
  Net realized gain (loss)
   on  investments               22,297         8,847              79            13,061             -         -
  Net change in unrealized
   appreciation
   (depreciation) in fair       (28,699)       (1,384)            (78)          (23,896)            -         -
   value of investments

Employer contributions           75,120        75,120               -                 -             -         -

Participant contributions
 and loan repayments            227,877        15,812          34,102             5,692       (72,235)      543

Transfers from prior (to
 successor) trustee                   -             -        (921,245)         (273,127)            -         -

Transfers between Plan
 funds and loans                      -         1,057          (3,350)              419        67,895         -

Employee withdrawals
  Balances of Participant
   accounts withdrawn          (452,225)     (118,873)       (171,912)         (111,387)      (24,123)        -
                              ---------      --------      ----------          --------       -------       ---
Net increase (decrease)         (77,652)       (2,658)     (1,053,128)         (391,581)      (28,463)      549

Net assets available for
 benefits:
  Beginning of year           2,141,262       529,039       1,053,128           391,581       167,514         -
                              ---------      --------      ----------          --------       -------       ---
  End of year                $2,063,610     $ 526,381     $         -         $       -      $139,051      $549
                              =========      ========      ==========          ========       =======       ===
                                                                  FUND INFORMATION
                                          ----------------------------------------------------------------------------
                                                                         T. Rowe
                                          New                            Price
                                          America      Capital           Equity    International    Spectrum    Stable
                                          Growth       Appreciation      Index     Stock            Income      Value
                                          Fund         Fund              Fund      Fund             Fund        Fund
                                          -------      ------------      -------   -------------    --------    ------
Investment Income
  Interest and dividends                  $   753      $ 3,005           $  8,443  $ 1,319          $   647     $ 40,109
  Net realized gain (loss)
   on  investments                           (373)         (22)               798      (93)               -            -
  Net change in unrealized
   appreciation
   (depreciation) in fair
   value of investments                    (1,571)      (2,070)             2,447   (1,677)            (470)           -

Employer contributions                          -            -                  -        -                -            -

Participant contributions and
 loan repayments                            6,335        6,050             36,848    3,101            1,609      190,020

Transfers from prior (to
 successor) trustee                        25,873            -            238,495        -            8,758      921,246

Transfers between Plan funds
 and loans                                  6,610       31,918              1,332   33,426              997     (140,304)

Employee withdrawals
 Balances of Participant
   accounts withdrawn                           -            -                  -        -                -      (25,930)
                                           ------       ------            -------   ------           ------      -------
Net increase (decrease)                    37,627       38,881            288,363   36,076           11,541      985,141

Net assets available for
 benefits:
 Beginning of year                              -            -                  -        -                -            -
                                           ------       ------            -------   ------           ------      -------
 End of year                              $37,627      $38,881           $288,363  $36,076          $11,541     $985,141
                                           ======       ======            =======   ======           ======      =======

The accompanying notes are an integral part of these financial statements.

   THE CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR BARGAINING UNIT EMPLOYEES
   --------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
- - -------------------------------------------------------------------------------
                          YEAR ENDED DECEMBER 31, 1993
                          ----------------------------

                                                                                FUND INFORMATION
                                                       -------------------------------------------------------------------
                                                       Cyprus Amax   Guaranteed
                                                       Common        Income       Balanced   Fidelity Equity   Participant
                                          Total        Stock Fund    Fund         Fund       Index Fund        Loans
                                          -----        -----------   ----------   --------   ---------------   -----------
Investment Income
  Interest and dividends                  $  121,725   $  40,033     $   66,309   $  4,720   $       -         $  10,663
  Net realized gain on investments           120,040      45,520              -      2,086      72,434                 -
  Net change in unrealized appreciation
   (depreciation) in fair value of
     investments                              52,194      93,194              -     23,896     (64,896)                -

Employer contributions                        80,028      80,028              -          -           -                 -

Participant contributions and loan
 repayments                                  287,507      74,848        221,733     37,522      13,229           (59,825)

Transfers between Plan funds and loans             -     (50,831)       (53,651)   332,815    (314,533)           86,200

Employee withdrawals
  Balances of Participant accounts
    withdrawn                               (271,849)   (128,706)      (124,199)    (9,458)     (9,486)                -

Administrative expenses                       (8,573)     (8,573)             -          -           -                 -
                                           ---------     -------      ---------    -------    --------           -------
  Net increase (decrease)                    381,072     145,513        110,192    391,581    (303,252)           37,038

Net assets available for benefits
  Beginning of year                        1,760,190     383,526        942,936          -     303,252           130,476
                                           ---------     -------      ---------    -------    --------           -------
  End of year                             $2,141,262   $ 529,039     $1,053,128   $391,581   $       -          $167,514
                                           =========     =======      =========    =======    ========           =======

The accompanying notes are an integral part of these financial statements.

   THE CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR BARGAINING UNIT EMPLOYEES
   --------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
- - -------------------------------------------------------------------------------
                          YEAR ENDED DECEMBER 31, 1992
                          ----------------------------

                                                                             FUND INFORMATION
                                                         ------------------------------------------------------
                                                         Amax, Inc.   Guaranteed
                                                         Common       Income       Fidelity Equity  Participant
                                            Total        Stock Fund   Fund         Index Fund       Loans
                                            -----        ----------   ----------   ---------------  -----------
Investment Income
  Interest and dividends                    $   97,799   $  18,317    $  72,630        $    195     $  6,657
  Net realized gain (loss) on investments      (30,341)    (34,887)           -           4,546            -
  Net change in unrealized appreciation
  (depreciation) in fair value of
  investments                                  (34,279)    (50,423)           -          16,144            -

Employer contributions                         113,551     113,551            -               -            -

Participant contributions and loan
 repayments                                    294,585       2,548      284,522          51,018      (43,503)

Transfers between Plan funds and loans               -     (13,535)     (70,196)         (7,869)      91,600

Employee withdrawals
  Balances of Participant accounts
   withdrawn                                  (393,222)   (108,984)    (231,581)        (52,657)           -
                                             ---------     -------     --------         -------      -------
Net increase (decrease)                         48,093     (73,413)      55,375          11,377       54,754

Net assets available for benefits
  Beginning of year                          1,712,097     456,939      887,561         291,875       75,722
                                             ---------     -------     --------         -------      -------
  End of year                               $1,760,190   $ 383,526    $ 942,936        $303,252     $130,476
                                             =========     =======     ========         =======      =======

The accompanying notes are an integral part of these financial statements.

                        THE CYPRUS AMAX MINERALS COMPANY
                        --------------------------------
                   THRIFT PLAN FOR BARGAINING UNIT EMPLOYEES
                   -----------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


NOTE 1 - DESCRIPTION OF THE PLAN
- - --------------------------------

The following description of the Cyprus Amax Minerals Company Thrift Plan for Bargaining Unit Employees (the "Plan" or the "Bargaining Plan") provides only general information. Refer to the Plan document for a more complete description of the Plan's provisions.

General
- - -------
The Plan was established by AMAX Inc. ("AMAX") in 1965 for the benefit of certain collective bargaining unit hourly employees of AMAX, its divisions and its participating subsidiaries, who have completed one year of service and have attained the age of 18 ("Eligible Employees" or "Participants"). Cyprus Minerals Company ("Cyprus") and AMAX merged in November 1993, forming Cyprus Amax Minerals Company ("Cyprus Amax" or the "Company"). Following the merger the name of the Bargaining Plan was changed to the Cyprus Amax Minerals Company Thrift Plan for Bargaining Unit Employees. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Administration
- - --------------
The Plan is administered by the Cyprus Amax Minerals Company Savings Plan Administrator (the "Plan Administrator"), a committee of three Cyprus Amax officers appointed by Cyprus Amax's Board of Directors. During 1994, Plan administrative expenses were paid by Cyprus Amax.

Enrollment
- - ----------
Eligible Employees can enroll in the Plan during any month of the year.

Contributions
- - -------------
The Plan receives contributions from participants and Cyprus Amax, its divisions and its participating subsidiaries. Participants may contribute a basic amount of 1% to 6% of compensation to the Plan. These basic contributions are made on an after-tax basis, a tax-deferred basis, or a combination of the two. Participants making contributions of 6% of compensation may make unmatched supplemental contributions up to an additional 10% of compensation. Cyprus Amax, its divisions and its participating subsidiaries contribute an amount to the Common Stock Fund equal to 50% of each participant's basic contribution.

Participant rollover contributions are permitted at the discretion of the Plan Administrator provided all legal requirements are satisfied.

Vesting
- - -------
Participants are immediately vested in their employee contributions, the earnings attributable to those contributions, and the earnings attributable to employer contributions. Participants are vested with respect to employer matching contributions to the Plan at a rate of 25% after two years of service, 50% after three years of service, 75% after four years of service, and 100% after five years of service. Participants also become fully vested in employer

                         -----------------------------

contributions upon their death, attainment of age 65, total and permanent disability, permanent layoff, and/or Plan termination.

Forfeitures
- - -----------
Participants who terminate employment before becoming fully vested forfeit the non-vested portion of their Company match. These forfeitures are used to reduce the contributions required to be made by the Company in accordance with the Plan.

Loans
- - -----
Participants may borrow from their Plan accounts. Loans are paid in the form of cash and may not exceed a Participant's vested account balance within specified legal limits. Loan interest rates are based on prime rate plus one percent as determined on the first business day of the month preceding the month in which a Participant's written loan request is received by the Plan Administrator. Loan terms vary from a minimum of six months to a maximum of five years.

Loan repayments are made regularly through payroll deductions or, for Participants not receiving a paycheck (i.e. on leave of absence), can be delivered regularly to the Plan Administrator. A Participant may prepay a one-time single sum of all of the outstanding loan balance. Partial prepayments are not allowed.

Participant Tax Status
- - ----------------------
Participant contributions to the Plan may be deferred, at the election of the Participant, for federal income tax purposes, subject to certain limitations. Employer contributions and all earnings under the Plan are deferred for federal income tax purposes. The amounts deferred under the Plan may become subject to federal income tax when withdrawn. Participants may also choose to make after-tax contributions to the Plan.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
- - ---------------------------------------------------

Basis of Accounting
- - -------------------
The accounting records of the Plan are maintained on the accrual basis.

Valuation of Assets
- - -------------------
Plan investments other than the guaranteed investment contracts are valued at net asset value as determined by the trustee, based on the fair market value of the underlying investments. At December 31, 1993, the guaranteed investment contracts were valued at contract value as estimated by the insurer. Contract value represented contributions made under the contract plus interest at the contract rate, less funds withdrawn.

Participant loans are valued at principal amount.

Transfers of assets into the Plan are shown at fair market or contract value. Assets transferred out of the Plan are reported at market value with the difference between cost and market reported as realized gains or losses.

                         -----------------------------

NOTE 3 - INVESTMENTS
- - --------------------

Investment Options
- - ------------------
Prior to April 1, 1994, participants could elect to invest their contributions in combinations of the following funds: a portfolio of guaranteed investment contracts and group annuity contracts (the Guaranteed Income Fund), a bond fund (the Fidelity Institutional Trust U.S. Bond Index Fund), a growth fund (the Fidelity Mt. Vernon Street Trust Growth Fund), or a diversified equity fund (the Fidelity U.S. Equity Index Fund).

Effective April 1, 1994, the Plan's sponsor, Cyprus Amax, elected to change the Plan's trustee and recordkeeper from U.S. Trust and Buck Consultants, respectively, to T. Rowe Price. The Plan assets invested with Fidelity were liquidated and transferred to T. Rowe Price, where they were invested in similar
T. Rowe Price funds. Beginning in April 1994, Participants could elect to invest their contributions to the Plan in Cyprus Amax common stock or the following T. Rowe Price funds: a money market fund (Prime Reserve Fund), a bond fund (Spectrum Income Fund), a portfolio of guaranteed investment contracts, bank investment contracts and structured investment contracts (Stable Value
Fund) and four equity funds (Equity Index Fund, Capital Appreciation Fund, International Stock Fund and New America Growth Fund). All Company contributions are invested in Cyprus Amax common stock.

As of December 31, 1994, the number of Participants investing in the various investment options were as follows: 131 in Cyprus Amax common stock, 2 in the Prime Reserve Fund, 3 in the Spectrum Income Fund, 119 in the Stable Value Fund, 57 in the Equity Index Fund, 10 in the Capital Appreciation Fund, 8 in the International Stock Fund, and 11 in the New America Growth Fund.

Investments Held Other than Contracts with Insurance Companies
- - --------------------------------------------------------------
Investments held by the trustee, T. Rowe Price, as of December 31, 1994, and U.S. Trust as of December 31, 1993, consisted of the following:


                                                      COST     FAIR VALUE
                                                   ----------  ----------
December 31, 1994:

 Cyprus Amax common stock held in
  Common Stock Fund (19,822.609 shares)/(a)(b)/    $  474,769  $  517,865
 Prime Reserve Fund                                       480         480
 New America Growth Fund (1,446.080 units)             38,330      36,758
 Capital Appreciation Fund (3,137.514 units)           40,034      37,963
 Equity Index Fund (21,714.932 units) /(b)/           281,801     284,248
 International Stock Fund (496,091.688 units)          37,290      35,615
 Spectrum Income Fund (1,122.132 units)                11,814      11,344
 Stable Value Fund /(b)/                              964,214     964,214
                                                   ----------  ----------
                                                   $1,848,732  $1,888,487
                                                   ==========  ==========

                   -----------------------------

                                                                   COST     FAIR VALUE
                                                                ----------  ----------
December 31, 1993:
Units of participation in
  United States Trust Co.
  Pooled Trust Short-Term
  Fixed Income Fund                                             $   30,421  $   30,421
Cyprus Amax common stock (19,412 shares)/(a)(b)/                   533,855     502,286
IDS Trust Collective Income Fund (3,184.673 units)/(b)/            112,070     112,052
Fidelity Institutional Trust U.S. Bond Index (791.879 units)         8,845       8,711
Fidelity U.S. Equity Index (29,656.075 units)/(b)/                 326,069     350,535
Fidelity Mt. Vernon Street Trust Growth Fund
     (896.321 units)                                                26,482      26,047
                                                                ----------  ----------
                                                                $1,037,742  $1,030,052
                                                                ==========  ==========

/(a)/Investment pays dividends quarterly
/(b)/Individual investments representing 5% or more of net assets available for benefits as of December 31, 1994 and 1993.

NOTE 4 - NET REALIZED GAINS (LOSSES) ON INVESTMENTS
- - ---------------------------------------------------

Net realized gains (losses) from investment transactions were as follows:

                               CYPRUS AMAX     AMAX INC.     GUARANTEED                    FIDELITY
                                  COMMON        COMMON         INCOME        BALANCED       EQUITY
                                STOCK FUND    STOCK FUND        FUND           FUND       INDEX FUND
                               ------------  -------------  ------------  --------------  ----------

1994          Proceeds            $586,827       $      -       $228,246       $384,679     $      -
              Cost                 577,980              -        228,167        371,618            -
                                  --------       --------       --------       --------   ----------
              Net gain            $  8,847       $      -       $     79       $ 13,061     $      -
                                  ========       ========       ========       ========   ==========

1993          Proceeds            $542,533       $      -       $689,942       $ 59,768     $626,688
              Cost                 497,013              -        689,942         57,682      554,254
                                  --------       --------       --------       --------   ----------
              Net gain            $ 45,520       $      -       $      -       $  2,086     $ 72,434
                                  ========       ========       ========       ========   ==========

1992          Proceeds            $      -       $203,950       $      -       $      -     $110,900
              Cost                       -        238,837              -              -      106,354
                                  --------       --------       --------       --------   ----------
              Net gain (loss)     $      -       $(34,887)      $      -       $      -     $  4,546
                                  ========       ========       ========       ========   ==========
                                                               T. ROWE
                               NEW AMERICA       CAPITAL        PRICE       INTERNATIONAL
                                 GROWTH       APPRECIATION   EQUITY INDEX       STOCK
                                  FUND            FUND          FUND            FUND
                               -----------    ------------   ------------   -------------

1994          Proceeds            $  8,000       $  1,380       $ 21,785       $  1,311
              Cost                   8,373          1,402         20,987          1,404
                                  --------       --------       --------       --------
              Net gain (loss)     $   (373)      $    (22)      $    798       $    (93)
                                  ========       ========       ========       ========

The Cyprus Amax Common Stock Fund contains net realized gains on the sale of Cyprus Amax common stock.

                         -----------------------------

NOTE 5 - UNREALIZED APPRECIATION/(DEPRECIATION) OF INVESTMENTS
- - --------------------------------------------------------------

Net unrealized appreciation/(depreciation) of investments amounted to $39,755 and ($7,690) at December 31, 1994 and 1993, respectively. The change in net unrealized appreciation/(depreciation) resulted in a Plan loss of ($28,699) in 1994, a Plan gain of $52,194 in 1993, and a Plan loss of ($34,279) in 1992.

NOTE 6 - TAX STATUS
- - -------------------

Cyprus Amax received a favorable determination letter dated January 13, 1988, from the Internal Revenue Service as to the qualified status of the Plan. A new determination letter has been requested for continued qualification of the Plan regarding compliance with the Tax Reform Act of 1986. The Company is of the opinion that the Plan continues to fulfill the requirements of a qualified plan. Accordingly, no provision for federal or state income taxes has been provided.

NOTE 7 - MERGER
- - ---------------

On November 15, 1993, AMAX merged with and into Cyprus with Cyprus being the surviving corporation, and was renamed Cyprus Amax Minerals Company. In the merger, each share of common stock of AMAX was converted into one-half share of common stock of Cyprus Amax, resulting in the issuance of 44,351,093 shares, valued at $1,005 million. Alumax, a wholly owned subsidiary of AMAX, spun-off from its parent corporation on November 15, 1993. AMAX distributed to its common shareholders one-half share of common stock of Alumax per share of AMAX common stock. Additional terms of the merger included a decrease in the ownership of Amax Gold Inc. ("Amax Gold" or "AGI"), a majority owned subsidiary of AMAX, by the surviving company. Cyprus Amax stockholders also received a pro rata dividend, representing 21.8 million shares of AGI common stock. The dividend represented approximately 28% of Amax Gold's stock. As a result, Cyprus Amax retained 31.3 million shares of Amax Gold or approximately 40%. The AMAX stock held in the Plan at the merger date was exchanged for Cyprus Amax, Alumax, and Amax Gold stock in accordance with the merger agreement. The Alumax and Amax Gold stock was subsequently traded for Cyprus Amax stock.

NOTE 8 - PLAN AMENDMENTS
- - ------------------------

On December 17, 1993, the Plan was amended to provide that (i) two members of the Thrift Plan Committee (subsequent to the merger - the Savings Plan Administrator) shall constitute a quorum for transacting business, and (ii) the responsibilities of the Portfolio Committee have been delegated to the Savings Plan Administrator.

Effective April 1, 1994, the Plan was amended to provide that: (i) participants may make contributions up to a maximum of 16% of their base pay; (ii) certain provisions be grandfathered (i.e., distribution options for March 31, 1994 account balances and multiple loans outstanding as of December 31, 1993); (iii) participants may make two in-service withdrawals per year of both matched and unmatched after-tax contributions, one withdrawal per year of rollover contributions and one withdrawal per year of Company contributions; and (iv) investment fund options available for employee contributions include seven T. Rowe Price mutual funds and Cyprus Amax common stock.

                         -----------------------------

NOTE 9 - PLAN TERMINATION
- - -------------------------

Although it has not expressed any intent to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan, subject to the provisions of ERISA. If the Plan is terminated or matching contributions are permanently discontinued, participants will become 100% vested in their Cyprus Amax Minerals Company Common Stock Fund accounts. In the event of termination, the net assets of the Plan will be allocated as prescribed by ERISA and its related regulations, generally to provide the following benefits in the order indicated:

  a. Benefits attributable to participants contributions taking into consideration those paid out before termination.

  b. Vested company stock matching benefits.

NOTE 10 - DIFFERENCES BETWEEN FINANCIAL STATEMENTS AND FORM 5500
- - ----------------------------------------------------------------

Gains (losses) on the sale of investments as reported in the statements of changes in net assets available for benefits have been determined on a participant level using the average cost method. For purposes of the Department of Labor's Form 5500, gains (losses) on such sales have been calculated based upon the market value at the beginning of the Plan year in accordance with the requirements of the Form 5500.

In addition, in accordance with guidance issued by the American Institute of Certified Public Accountants, in 1992 the Plan changed its method of accounting for distributions so that all amounts elected to be withdrawn and distributed from the Plan by participants are no longer reported as liabilities in the statements of net assets available for benefits. However, such amounts are to be included on the Form 5500. There were no benefits payable to Participants at December 31, 1994. Benefits payable to Participants were $18,250 at December 31, 1993.

                             SUMMARY ANNUAL REPORT
                                      FOR
                          CYPRUS AMAX MINERALS COMPANY
                   THRIFT PLAN FOR BARGAINING UNIT EMPLOYEES

This is a summary of the annual report for:

     The Cyprus Amax Minerals Company Thrift Plan for Bargaining Unit Employees (the Plan).

     Plan Sponsor:  Cyprus Amax Minerals Company
     Employer ID Number:  36-2684040
     Plan Number:  002
     For the period covering:  January 1 - December 31, 1994

The annual report has been filed with the Internal Revenue Service, as required under the Employee Retirement Income Security Act of 1974 (ERISA).

BASIC FINANCIAL STATEMENT
- - -------------------------

Benefits under the Plan are provided by a trust with T. Rowe Price serving as trustee.

Plan expenses were $452,225. These expenses related to benefits paid to participants and beneficiaries. A total of 136 persons were participants in or beneficiaries of the Plan at the end of the Plan year.

The value of Plan assets, after subtracting liabilities of the Plan, was $2,063,610 as of the end of the Plan year, compared to $2,141,262 as of the beginning of the Plan year. During the period of January 1 to December 31, 1994, the Plan experienced a decrease in its net assets of $77,652. This decrease includes unrealized depreciation in the value of the Plan's assets; that is, the difference between the value of the Plan's assets at the end of the year and the value of the assets at the beginning of the year, or the cost of assets acquired during the year.

The Plan had total income of $374,573 including employer contributions of $75,120, employee contributions of $227,877, gains of $22,297 from the sale of assets, a loss of $28,699 due to the change in unrealized appreciation and other earnings from investment of $77,978.

                     YOUR RIGHTS TO ADDITIONAL INFORMATION
                     -------------------------------------

You have a right to receive a copy of the full annual report, or any part thereof, on request. The items below are included in the report:

    1.   An independent accountant's report;
    2.   Assets held for investment;
    3.   Loans or other obligations in default and;
    4.   Transactions in excess of 5 percent of plan assets

Summary Annual Report for
Cyprus Amax Minerals Company
Thrift Plan for Bargaining Unit Employees
Page 2


To obtain a copy of the full annual report, or any part thereof, write or call the office of the Savings Plan Administrator, 9100 East Mineral Circle, Englewood, Colorado 80112, which is the Plan Administrator, telephone (303) 643-5259. The charge to cover copying costs will be $1.50 for the full annual report, or $.25 per page for any part thereof.

You also have the right to receive from the Plan Administrator, on request and at no charge, a statement of the assets and liabilities of the Plan and accompanying notes, or a statement of income and expenses of the Plan and accompanying notes, or both. If you request a copy of the full annual report from the Plan Administrator, these two statements and accompanying notes will be included as part of the report. The charge to cover copying costs given above does not include a charge for the copying of these portions of the report because these portions are furnished without charge.

You also have the legally protected right to examine the annual report at the main office of the Plan, 9100 East Mineral Circle, Englewood, Colorado 80112, and at the U.S. Department of Labor in Washington, D.C., or to obtain a copy from the U.S. Department of Labor upon payment of copying costs. Requests to the Department should be addressed to: Secretary of Labor, Room N-5644, U.S. Department of Labor Building, 200 Constitution Avenue, N.W., Washington, D.C. 20210.


Cyprus Amax Minerals Company
Plan Sponsor
EIN:  36-2684040

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CYPRUS AMAX MINERALS COMPANY THRIFT PLAN FOR BARGAINING UNIT EMPLOYEES

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on this Form S-8 of the Cyprus Amax Minerals Company Thrift Plan for Bargaining Unit Employees of our report dated June 28, 1995, appearing on page 44 of this Amendment Number 1 to the Annual Report on Form 10-K of Cyprus Amax Minerals Company for the year ended December 31, 1994.



PRICE WATERHOUSE LLP

Denver, Colorado
June 28, 1995

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